UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

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ROCKY MOUNTAIN
CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303

As we look forward, our management team has been focused on bringing world-class strategic and operational expertise to the Board to drive future growth, transformation and innovation.

To Our Stockholders:

On behalf of the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc. (the “Company,” “we” or “our”), I hope that you and your families are well and wish that you and your families continue to be as safe and healthy as possible during these extraordinary times. Amid a rapidly evolving global pandemic and economic environment, the Company accelerated numerous strategic enhancements, pivoted quickly to focus on transforming our business to best position our Company for future opportunities, and continued to keep our focus on our consumers, our employees, our franchisees and all of our stakeholders.

While we are not through the pandemic yet, our business is recovering and I am pleased to report that many of our stores have met or exceeded pre-COVID-19 sales levels and same-store sales at domestic franchise locations continue to increase, compared to the same period pre-COVID-19. Our business is built on delighting our customers with the highest quality products available, and we are taking this opportunity to strategically and operationally best position the Company for enhanced success and growth as we look ahead.

As we look forward, our Board has been focused on bringing world-class strategic, operational and digital expertise to the Board to drive future growth, transformation and innovation. We have been delivering on the commitments we made to our stockholders by implementing enhanced corporate governance policies, structures and procedures, all while strengthening the Company we love for long-term growth and success. Together, we are committed to honoring this Company’s iconic 40-year legacy, while very much looking to the future as we drive the Company’s growth strategy, accelerate innovation and deliver unmatched customer experiences. Although the Company has a rich 40-year history, we are even more excited about the next growth chapter ahead and we believe the best years for the Company are yet ahead.

These materials include greater detail about how the Board is acting to drive enhanced stockholder value, considering the viewpoints of our consumers and all our stockholders and helping to guide the Company’s growth strategy. I would like to specifically mention a few of these initiatives in this letter. I believe our Board, and all stockholders, will benefit from these continued enhancements. We continue to add new independent directors to the Board, all of whom are impressively qualified with the right blend of experiences and diverse set of expertise to support the Company’s future growth, innovation and our customer-driven strategy. With the election of the Board’s nominees at the 2021 annual meeting of stockholders (the “Annual Meeting”), a majority of the Board will be refreshed with independent, highly qualified directors over the last two years.

Your vote will be especially important this year.

Focus on delivering stockholder value for all our stockholders driving growth, transformative innovation and focused on consumer delight. The Board is committed to serving the interests of all our institutional and individual stockholders, with a focus to enable the Company to drive towards its next chapter of growth and success, and to enhance stockholder value.

Addition of new, highly qualified independent directors. The Board has recently been enhanced by the addition of two new independent directors in 2021, including myself. We are committed to adding additional independent directors and, as the result of a rigorous and thorough nationwide evaluation process, the Board is pleased to nominate Gabriel Arreaga and Elisabeth B. Charles for election at the Annual Meeting, including the Board’s other director nominees. Gabriel and Elisabeth are highly-qualified, independent and bring impressive resumes of leadership experience in supply chain, operations, technology and digital marketing. Gabriel and Elisabeth, along with the Board’s full slate of director nominees, bring proven track records of value creation to the Company from major consumer, digital, e-commerce and retail companies.

A rigorous nationwide evaluation process to identify new independent directors. In July 2021, the Company announced the formation of a Special Committee of the Board (the “Special Committee”), comprised solely of independent, disinterested directors with delegated authority, to oversee the process of identifying new qualified, independent directors for the Company’s next chapter of growth, innovation and transformation. The establishment of the Special Committee represented the next step in the Company’s stated commitment to refresh the Board with a view toward the future and further enhancing corporate governance structures and practices at the Company. In connection with this process, as announced in August 2021, the Company retained leading global search firm, Russell Reynolds Associates, to identify world-class candidates for the Board’s consideration. As a result of the Special Committee’s rigorous and thoughtful nationwide evaluation, we are pleased to nominate Elisabeth and Gabriel, as I shared above, as independent directors for our Board.

Enhancing the Company’s governance with the separation of Chairperson and CEO roles. In July 2021, the Board committed to separating the roles of Chairperson of the Board and Chief Executive Officer (“CEO”) of the Company, and, effective July 30, 2021, I was appointed as the independent Chairperson of the Board. The Board believes that separating the roles and appointing an independent director as Chairperson of the Board will further enhance the Company’s corporate governance structure and enable us to enhance our focus on growth, transformation, innovation, digital and consumer delight. In connection with the separation of the Chairperson and CEO roles, the Board announced its intention to identify a new President and CEO for the Company for our next chapter of growth.

These actions build on the Company’s commitment to improved corporate governance and the addition of robust strategic, operational, digital and transformational expertise to your Board. Assuming the election of the Board’s nominees at the Annual Meeting, a majority of the Board will have been refreshed over the last two years, all of whom are independent.

Continued productive engagement with stockholders. The Company’s management team and directors value regular engagement with all our stockholders, soliciting their input toward the shared goal of maximizing stockholder value. The input we receive from this engagement features prominently in the Board’s deliberations. As announced in August 2021 and discussed in greater detail in the accompanying proxy statement, the Company reached a cooperation agreement with Global Value Investment Corp. The Company greatly values the input and perspective of all its stockholders and, as part of this ongoing engagement, the Board welcomed Jeffrey R. Geygan, a representative of one of the Company’s largest stockholders, to the Board. This agreement continues our commitment to have a Board with diverse experience, expertise and perspective that is best positioned to maximize stockholder value and support the Company through its next exciting chapter of growth.

Your vote will be especially important this year and we look forward to your participation. As you may be aware, one of the Company’s stockholders, AB Value Management LLC (“AB Value”), has notified the Company of its intention to nominate five candidates for election to Board at the Annual Meeting as well as propose that the Company redeem any rights previously issued under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan unless such adoption or extension has been submitted to a stockholder vote, and may launch a proxy contest. As described in the accompanying proxy statement under the caption “Background of the Solicitation,” we have engaged in substantial, ongoing dialogue with AB Value for more than two years, and the current Board already includes two directors who were previously nominated to the Board by AB Value pursuant to the terms of a cooperation agreement, which expired pursuant to its terms earlier this year. After careful consideration and many discussions, we unfortunately do not believe AB Value’s nominees (except Mary K. Thompson) have the requisite experience, skill sets or expertise to best serve the interests of all stockholders and truly help drive the Company’s transformation, strategy and growth moving forward, and the Board does NOT endorse the election of any of the AB Value nominees for director (except for Mary K. Thompson, who is one of the Company’s director nominees) and recommends that you vote “FOR ALL” of the Company’s nominees.

This is a pivotal moment for our Company.

We believe our Board nominees will put the Company in the best position to propel long-term growth, deliver exciting innovations and transform the delightful and memorable experiences our customers have with us.

The Board believes your interests will be best served if the continuing members of the Board, including the new directors recently nominated for election at the Annual Meeting, are responsible for overseeing your Company, especially with our new blend of experiences, expertise and skillsets as well as our commitment to the next chapter of growth. Your current Board, which following the Annual Meeting, will be predominantly composed of recently added and independent directors, is a diverse, experienced and forward -looking group with strong credentials and relevant industry expertise and has nominated the nominees set forth in the accompanying proxy statement to be elected as directors at the upcoming Annual Meeting. The Board believes the qualifications and experience of the Company’s nominees put them in the best position to decide on a course of action that will protect and enhance stockholder value at this important time for the Company.

This is a pivotal moment for our Company and our stockholders. We must go forward with a Board composed of directors with the right skills, perspectives and diversity to strengthen our Company’s long-term competitive position, drive growth and transformation and deliver superior value to our stockholders. We have an exciting opportunity ahead to propel our long-term growth, accelerate our delivery of exciting innovations and further transform the delightful and memorable experiences we deliver to our customers. I very much hope that you’ll join us as we continue to build on the incredible legacy of our Company.

Regardless of the number of shares of common stock that you own, your vote is important. I encourage you to read the accompanying proxy statement carefully and vote in accordance with the Board’s recommendations on each proposal. Please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. Thank you for your support and we look forward to the exciting times for our Company ahead.

By Order of the Board of Directors,

/s/ Rahul Mewawalla

Rahul Mewawalla

Chairperson of the Board

Durango, Colorado

September 9, 2021

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

1290 Avenue of the Americas, 9th Floor
New York, New York 10104
(888) 658-5755 (Toll Free)

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON October 6, 2021

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company,” “we” or “our”), to be held on Wednesday, October 6, 2021, at 10:00 a.m. (Mountain Time). The Annual Meeting will be held as a completely virtual meeting, which will be conducted online via live webcast due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/MPZUUMY, where you will be able listen to the Annual Meeting live, submit questions, and vote. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

If you plan to attend the Annual Meeting online, you will need the 14-digit control number included on your WHITE proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

At the Annual Meeting, stockholders will be asked to:

1.	elect seven directors to the Board of Directors (the “Board”) to serve until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified;

2.	ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022;

3.	hold an advisory vote to approve the compensation of the Company’s named executive officers; and

4.	transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only record holders of the Company’s common stock at the close of business on August 12, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. You can find more information, including the nominees for directors and details regarding executive compensation and our independent registered public accounting firm in the accompanying proxy statement.

The list of stockholders entitled to vote at the Annual Meeting will be available for examination 10 days prior to the Annual Meeting at our principal executive office, 265 Turner Drive, Durango, Colorado 81303. The list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

Your Board has the best mix of skills to lead your Company forward as it is a diverse group of experienced Board candidates with strong credentials and relevant industry expertise who will work together constructively to execute the Company’s strategic plan for delivering stockholder value. Your Board is pleased to nominate for election as directors the persons named in Proposal 1 in the accompanying proxy statement and on the enclosed WHITE proxy card.

We have received notice from AB Value Management LLC (“AB Value”) that it may launch a proxy contest with respect to the election of directors at the Annual Meeting. After careful consideration and many discussions, the Board does NOT endorse the election of any of the AB Value nominees for director (except for Mary K. Thompson, who is one of the Company’s director nominees) and recommends that you vote “FOR ALL” of the Company’s nominees. You may receive proxy solicitation materials from AB Value or other persons or entities affiliated with AB Value, including an opposition proxy statement or blue proxy card. The Board urges you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to AB Value or its nominees contained in solicitation materials filed or disseminated by or on behalf of AB Value or any other statements AB Value may otherwise make. AB Value chooses which of the Company’s stockholders will receive AB Value’s proxy solicitation materials. Therefore, you may or may not receive those materials depending on what AB Value decides.

Whether or not you plan to attend the Annual Meeting virtually, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting even if you cannot attend the Annual Meeting virtually. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the Annual Meeting and vote your shares via the Annual Meeting website. Stockholders whose shares are held through an intermediary, such as a bank or broker, must follow the instructions set forth in the accompanying proxy statement to register in advance to attend the Annual Meeting virtually on the Internet.

Even if you have previously signed a blue proxy card sent to you by or on behalf of AB Value, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted.

We urge you to disregard any blue proxy card sent by or on behalf of AB Value or any person other than Rocky Mountain Chocolate Factory, Inc. If you vote “WITHHOLD” on the AB Value nominees using the blue proxy card provided by AB Value, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any blue proxy card that you receive and vote the WHITE proxy card. Your vote is very important.

YOUR BOARD RECOMMENDS A VOTE “FOR ALL” OF THE COMPANY’S DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO SIGN OR RETURN ANY BLUE PROXY CARD SENT TO YOU BY OR ON BEHALF OF AB VALUE.

If you have any questions regarding this information or the proxy materials, please contact Georgeson LLC, our proxy solicitor. Stockholders, banks and brokers may call toll-free at (888) 658-5755.

This proxy statement and related proxy materials will first be made available to stockholders on or about September 9, 2021.

Thank you for your continued support.

By Order of the Board of Directors,

/s/ Rahul Mewawalla

Rahul Mewawalla
Chairperson of the Board

Durango, Colorado

September 9, 2021

You are cordially invited to attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, please complete, date, sign and return the WHITE proxy card mailed to you, or vote over the telephone or the Internet as instructed in these materials or on the WHITE proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote at the Annual Meeting in our virtual format if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must follow the instructions set forth in the accompanying proxy statement to register in advance to attend the
Annual Meeting virtually on the Internet.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

1290 Avenue of the Americas, 9th Floor
New York, New York 10104
(888) 658-5755 (Toll Free)

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

______________________________________

PROXY STATEMENT

For the 2021 Annual Meeting of Stockholders to be held on October 6, 2021

______________________________________

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, October 6, 2021, at 10:00 a.m. (Mountain Time). The Annual Meeting will be held as a completely virtual meeting, which will be conducted online via live webcast due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/MPZUUMY, where you will be able listen to the Annual Meeting live, submit questions, and vote. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence. This proxy statement and related proxy materials will first be made available to stockholders on or about September 9, 2021.

If you plan to attend the Annual Meeting online, you will need the 14-digit control number included on your WHITE proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

Each stockholder, even if he, she or it plans to attend the Annual Meeting, is requested to promptly submit his, her or its proxy via the WHITE proxy card and WHITE voting instructions as soon as possible. Any stockholder of record present at the Annual Meeting may withdraw his, her or its proxy and vote personally on each matter brought before the Annual Meeting. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies, to the extent authorized under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and our 2021 Annual Report on Form 10-K, as amended, are available on the Internet at www.proxy-direct.com/rmc-32298.

Stockholders Entitled to Vote

The close of business on August 12, 2021 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 6,124,288 shares of our common stock were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 1

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the WHITE proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Rocky Mountain Chocolate Factory, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 3, 2021. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare by email. Forward the email from your broker, or attach an image of your legal proxy, to shareholdermeetings@computershare.com.

Only stockholders with a valid 14-digit control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

How to Vote

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us.

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy (including by marking, signing, dating and mailing the enclosed WHITE proxy card) or, for shares held beneficially in street name, by executing and submitting the WHITE voting instruction form to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail.

Vote by Internet.  To vote over the Internet go to the website identified on your WHITE proxy card or WHITE voting instruction form and follow the instructions, using your WHITE proxy card as a guide.

Vote by Telephone. To vote by telephone from within the U.S., please call the toll-free number located on your WHITE proxy card or WHITE voting instruction form and follow the recorded instructions.

Vote by Mail. To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card or WHITE voting instruction form in the enclosed postage-paid envelope.

If you return your signed WHITE proxy card but do not indicate your voting preferences, the persons named in the WHITE proxy card will vote the shares represented by that proxy as recommended by our Board.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time on October 5, 2021. Submitting your proxy via the Internet or by telephone will not affect your right to vote online during the Annual Meeting should you later decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trustee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a WHITE “vote instruction form.” You should instruct your broker, bank or other nominee how to vote your shares by following the voting instructions provided by your broker, bank or other nominee.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 2

In addition, you may vote online during the Annual Meeting as described below under the heading “—Attending and Voting at the Annual Meeting.”

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Georgeson LLC (“Georgeson”), toll-free at (888) 658-5755.

Broker Non-Votes

“Broker non-votes” are shares held by brokers or nominees who are present by virtually attending the Annual Meeting or represented by proxy, but who have not voted on a particular matter because instructions have not been received from the beneficial owner. We expect there to be a “contest” with respect to the election of directors at the Annual Meeting. As a result, in the event of a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2022). We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.

If for some reason the Annual Meeting does not turn out to be a “contest” with respect to the election of directors at the Annual Meeting, then member brokers who hold shares of common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on “routine” agenda items.

Attending and Voting at the Annual Meeting

Only stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. This year’s Annual Meeting will be held as a completely virtual meeting, which will be conducted online via live webcast due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, stockholders and other stakeholders. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. Any stockholder can attend the Annual Meeting live online at https://meetnow.global/MPZUUMY. If you were a stockholder as of the Record Date and you have your 14-digit control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

A summary of the information you need to attend the Annual Meeting online is provided below:

●	To attend and participate in the Annual Meeting, you will need the 14-digit control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials.

●

The Annual Meeting webcast will begin promptly at 10:00 a.m. (Mountain Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin 9:45 a.m. (Mountain Time) and you should allow ample time for the check-in procedures.

●

The virtual meeting platform is fully supported across browsers (Internet Explorer, Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

●	Instructions and assistance with questions regarding how to attend and participate via the Internet will be provided at https://meetnow.global/MPZUUMY on the day of the Annual Meeting.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 3

●	If you want to submit your question during the Annual Meeting, log into the virtual meeting platform at https://meetnow.global/MPZUUMY and follow the instructions on the Annual Meeting website.

●

Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Shares held in your name as the stockholder of record may be voted online at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the 14-digit control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 5, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Even if you plan to attend the Annual Meeting, we recommend that you also authorize your proxy or submit voting instructions prior to the Annual Meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible.

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Georgeson, toll-free at (888) 658-5755.

Quorum

A quorum is required to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person, or by means of remote communication, or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum.

We expect there to be a “contest” with respect to the election of directors at the Annual Meeting. As a result, in the event of a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2022). Shares held by such banks, brokers, or other nominees for which no instructions have been provided cannot be included in the number of shares present and entitled to vote at the Annual Meeting for the purposes of establishing a quorum. If you are a beneficial owner of shares held in street name, we urge you to provide voting instructions to the organization that holds your shares by using the voting instructions form that organization has provided so that your shares can be counted as present and voted.

Purposes of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	to elect seven directors to serve until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

2.	to ratify the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2022 (Proposal 2);

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3.	to hold an advisory vote to approve the compensation of our named executive officers (Proposal 3); and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Opposition Candidates

AB Value, a stockholder, has notified us that it intends to nominate five persons for election as directors to the Board at the Annual Meeting in opposition to the nominees recommended by the Board and propose that the Company redeem any rights previously issued under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan unless such adoption or extension has been submitted to a stockholder vote. The Board recommends you vote on your WHITE proxy card “FOR ALL” seven nominees proposed by the Board and strongly urges you not to sign or return any blue proxy card sent to you by AB Value, which would be on a blue proxy card. The Board does NOT endorse any nominee of AB Value (except Ms. Thompson, who is one of the Company’s director nominees). If you have previously submitted a blue proxy card sent to you by AB Value, you can revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote. If you vote “WITHHOLD” on the AB Value nominees using the blue proxy card provided by AB Value, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any blue proxy card that you receive and vote the WHITE proxy card.

While we do not recommend that you vote for any of AB Value's nominees or proposals, any votes cast for such nominees or proposals will be counted by the Company accordingly.

Number of Candidates to be Elected

Seven candidates can be elected to the Board at the Annual Meeting and under the Company’s plurality voting standard the seven nominees receiving the highest number of affirmative votes will be elected to the Board. As such, the Board does NOT endorse any nominee of AB Value (except Ms. Thompson, who is one of the Company’s director nominees) and recommends that you vote “FOR ALL” of the nominees proposed by the Board by using the WHITE proxy card accompanying this proxy statement. The Board strongly urges you not to sign or return any blue proxy card sent to you by AB Value, which would be on a blue proxy card. If you have previously submitted a blue proxy card sent to you by AB Value, you can revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote. If you vote “WITHHOLD” on the AB Value nominees using the blue proxy card provided by AB Value, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any blue proxy card that you receive and vote the WHITE proxy card.

Board Recommendations

The recommendation of our Board is set forth together with the description of each proposal below. In summary, our Board recommends a vote on your WHITE proxy card as follows:

●	“FOR ALL” of the Company’s seven director nominees (Proposal 1);

●	“FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2021 (Proposal 2); and

●	“FOR” the advisory vote to approve the compensation of our named executive officers (Proposal 3).

The Board strongly urges you NOT to sign or return any blue proxy card sent to you by AB Value

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Required Vote

With respect to Proposal 1 (Election of Directors), you may vote “FOR ALL” nominees, “WITHHOLD ALL,” which will withhold your vote from all of the Board’s nominees, or you may vote “FOR ALL EXCEPT” any nominee you specify. Members of the Board are elected by a plurality of votes cast, in person, or by means of remote communication or by proxy, at the Annual Meeting. This means that the seven director nominees receiving the highest number of affirmative votes cast in person, or by means of remote communication, or by proxy at the Annual Meeting will be elected as directors. Cumulative voting is not permitted in the election of directors. Proxies marked “WITHHOLD ALL” or “FOR ALL EXCEPT” and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) will have no effect on the outcome of this proposal. If you vote “WITHHOLD” on the AB Value nominees using the blue proxy card provided by AB Value, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any blue proxy card that you receive and vote the WHITE proxy card.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2022) and Proposal 3 (advisory vote to approve named executive officer compensation). To be approved, each of Proposals 2 and 3 must receive the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal. Abstentions and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) are not counted as votes cast in favor or against these proposals and will therefore not have any effect on the outcome of these proposals.

With respect to any other matters properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal will be the act of the stockholders. Abstentions and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) will not have any effect on the outcome of any other proposals.

Receipt of Blue Proxy Card from AB Value

AB Value has notified us of its intention to nominate five individuals for election as directors to the Board at the Annual Meeting in opposition to the seven nominees recommended by the Board and propose that the Company redeem any rights previously issued under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan unless such adoption or extension has been submitted to a stockholder vote. If AB Value proceeds with its alternative director nominations, you may receive proxy solicitation materials from AB Value, including an opposition proxy statement and a blue proxy card. We urge you to disregard such materials. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by AB Value or any other statements that it may otherwise make.

The Board does NOT endorse any AB Value nominee (except Ms. Thompson, who is one of the Company’s director nominees) and recommends that you disregard any blue proxy card or solicitation materials that may be sent to you by AB Value. Voting to “WITHHOLD” with respect to any of AB Value’s nominees on its blue proxy card is NOT the same as voting for the Board’s nominees, because a vote to “WITHHOLD” with respect to any of AB Value’s nominees on its blue proxy card will revoke any proxy you previously submitted. If you have already voted using the blue proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “—Revocation of Proxies” below. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Georgeson, toll-free at (888) 658-5755.

Returning a WHITE Proxy Card Without Making Specific Choices

If you return a signed and dated WHITE proxy card without marking any voting selections, your shares will be voted “FOR ALL” the Board’s nominees for director, “FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2022, and “FOR” the advisory vote to approve named executive officer compensation. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares using his or her best judgment.

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Solicitation of Proxies and Costs Thereof

Our Board is making this solicitation and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have engaged Georgeson to assist in the solicitation of proxies. We anticipate that we will pay Georgeson a fee of up to approximately $200,000 plus expenses for these services, though the costs of this proxy solicitation process could be lower or higher than our estimate. Georgeson estimates that approximately 20 of its employees will assist in the Company’s proxy solicitation. In addition to soliciting proxies by mail, over the Internet and by telephone, our directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. They will not receive any additional compensation for these activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders. Our aggregate expenses, including those of Georgeson, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our officers and regular employees will not be paid any additional compensation for, are expected to be approximately $750,000, of which approximately $400,000 has been spent to date. We have agreed to indemnify Georgeson against certain liabilities relating to, or arising out of, their engagement.

Appendix A sets forth information relating to certain of our directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the Securities and Exchange Commission (“SEC”) by reason of their position or because they may be soliciting proxies on our behalf.

Revocation of Proxies

A person giving his or her proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his or her vote over the Internet or by telephone, (2) delivering written notice of revocation to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) voting online during the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.

Reason for Virtual Meeting

As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of the public health impact of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Counting of Votes

A representative of First Coast Results, Inc., our inspector of election, will tabulate and certify the votes.

Voting Results

The voting results will be tallied by the inspector of election appointed for the Annual Meeting and filed with the SEC in a Current Report on Form 8-K within four business days following the Annual Meeting.

Questions or Assistance

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Georgeson LLC toll-free at (888) 658-5755.

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BACKGROUND OF THE SOLICITATION

The discussion below outlines the key events and significant contacts between the Company, on the one hand, and AB Value and other stockholders of the Company, on the other hand, during the last three years.

On April 26, 2019, AB Value filed a Schedule 13D with the SEC disclosing its ownership stake in the Company and the entry of AB Value Partners, LP (“AB Value Partners”), AB Value and Andrew T. Berger, Managing Member of AB Value, which serves as the General Partner of AB Value Partners, into a Joint Filing Agreement, pursuant to which, among other things, AB Value Partners, AB Value and Mr. Berger agreed to the joint filing on behalf of each of them on Schedule 13D, and any amendments thereto, with respect to the securities of the Company.

On May 18, 2019, AB Value delivered a notice to the Company of AB Value’s intent to (i) nominate a slate of two director candidates, Mr. Berger and Mary K. Thompson, for election to the Board at the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting), and (ii) submit a business proposal for consideration by stockholders at the 2019 Annual Meeting, which called for the Company to request that the Board redeem any previously issued rights under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within 12 months (the “2019 Nomination Notice”).

Between April 2019 and December 2019, the Company and AB Value, and each of their respective representatives, held multiple discussions regarding various corporate governance matters, including the 2019 AB Value Nomination Notice and a potential cooperation agreement between the Company and AB Value.

On December 3, 2019, the Company and AB Value entered into the AB Value Cooperation Agreement (as defined herein), pursuant to which the Company agreed, among other things, to take appropriate action to nominate Mr. Berger and Ms. Thompson for election to the Board at the 2019 Annual Meeting, to grant certain Board observer and information rights with respect to the Board, its committees and the Company, to Mr. Berger and Ms. Thompson, and AB Value agreed to certain standstill provisions. See “Certain Relationship and Related Person Transactions—AB Value Cooperation Agreement” in this proxy statement for additional information on the AB Value Cooperation Agreement.

On January 9, 2020, stockholders elected Mr. Berger, Scott G. Capdevielle, Franklin E. Crail, Tariq Farid, Bryan J. Merryman, Brett P. Seabert, and Ms. Thompson to the Board.

* * * *

On June 8, 2021, Jeffrey R. Geygan, Chief Executive Officer and President of Global Value Investment Corp. (“GVIC”), a Company stockholder, emailed Bryan J. Merryman, the Company’s President, Chief Executive Officer and Chief Financial Officer, a letter addressed to the Board, in which GVIC proposed, among other things (i) to commence a tender offer to purchase up to 30% of the Company’s outstanding common stock outstanding at a price of $8.30 per share (the “GVIC Tender Offer”) and (ii) for the Board to thereafter appoint certain representatives of GVIC to the Board, which would constitute one less than a majority of the Board (the “GVIC Appointment” and, together with the GVIC Tender Offer, the “GVIC Proposed Transactions”).

On June 10, 2021, Mr. Merryman, on behalf of the Board, emailed Mr. Geygan a response letter, in which Mr. Merryman stated, among other things, that the Board may be willing to engage in discussions with GVIC regarding the GVIC Proposed Transactions. However, the response letter noted that prior to engaging in any further discussions with GVIC regarding the GVIC Proposed Transactions, the Board was requesting certain confirmatory requests related to the GVIC Proposed Transactions, including, but not limited to, (i) verification of GVIC’s then-current beneficial ownership of any securities of the Company, (ii) confirmation of whether GVIC or any of its affiliates had any affiliation with any of the Company’s then-current or former customers, partners, franchisees, licensees or other similar parties; (iii) confirmation of the source of funds that would be used to purchase the shares of the Company’s common stock in the GVIC Tender Offer, and a request to provide supporting documentation such as commitment letters or otherwise; and (iv) the requirement that GVIC enter into a customary non-disclosure agreement with the Company prior to engaging in any further discussions regarding the GVIC Proposed Transactions.

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On June 11, 2021, Mr. Geygan emailed Mr. Merryman a response letter, in which Mr. Geygan provided verification or confirmation of the aforementioned requests, as applicable, and further stated that GVIC was prepared to enter in a customary non-disclosure agreement with the Company prior to engaging in further discussions regarding the GVIC Proposed Transactions. In addition, Mr. Geygan requested that the Board confirm that (i) the aforementioned GVIC Tender Offer price represented fair value Company’s common stock, (ii) the Board was prepared to enter negotiations with this understanding and (iii) upon consummation of the GVIC Proposed Transactions, the Board intended to appoint three of GVIC’s representatives to the then-seven-member Board, or, if the Company intended to expand the size of the Board to accommodate GVIC’s request.

On June 14, 2021, Mr. Merryman emailed Mr. Geygan a response letter in which Mr. Merryman stated, among other things, that the Board was willing to engage in discussions with GVIC regarding the GVIC Proposed Transactions and the terms thereof, but the Board was not willing to commit to the proposed terms thereof without conducting a thorough and adequate review process of the GVIC Proposed Transactions and the best interests of the Company’s stockholders. In addition, in furtherance of such review process, Mr. Merryman also included a draft of a customary non-disclosure agreement to be executed by the parties.

On June 15, 2021, Mr. Geygan emailed Mr. Merryman a response letter, in which Mr. Geygan stated, among other things, that GVIC was unable to enter into a non-disclosure agreement because GVIC had determined that entry into such a non-disclosure agreement would be inconsistent with its fiduciary duties to its investors and that GVIC’s engagement was largely driven by the necessity for a modification of or an exception under the Company’s stockholder rights agreement, dated March 1, 2015, as amended to date, in order to consummate the GVIC Proposed Transactions.

On June 16, 2021, Brett P. Seabert, a member of the Board, and Scott G. Capdevielle, a former member of the Board, and both members of the Nominating Committee at the time, met telephonically with Mr. Geygan and another representative of GVIC to discuss, among other things, (i) the backgrounds and experience of the GVIC representatives, (ii) GVIC’s concerns and viewpoints as it related to the Company, (iii) GVIC’s proposed changes and requested actions regarding the Company and (iv) the GVIC Proposed Transactions. In connection with the foregoing, the representatives of GVIC also agreed to send over biographical information regarding GVIC’s proposed Board nominees.

On June 17, 2021, the Board met, at Mr. Berger’s request, at which meeting Mr. Berger indicated that as a result of GVIC’s actions, AB Value would be forced to file a Schedule 13D, in which AB Value would disclose that it was requesting certain Board and management changes. Mr. Berger further stated that he suggested the Board undertake the aforementioned changes. Mr. Berger then left the meeting, and the Board discussed the matters raised by Mr. Berger. After such discussion, Mr. Berger then rejoined the meeting, and the Board discussed the proposed appointment of Rahul Mewawalla to the Board. The Board subsequently unanimously appointed and approved having Rahul Mewawalla join as an independent Board Director, as of June 18, 2021.

Later, on June 17, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, that it had begun discussions with the Company regarding desired changes to its Board membership, structure, management, and strategy, and that if sufficient changes were not made, AB Value intended to nominate and seek to elect additional persons to the Board at the Annual Meeting.

This represented the second time in the past two years in which AB Value had sought additional seats on the Board. As discussed above and in more detail in “Certain Relationship and Related Person Transactions—AB Value Cooperation Agreement,” on December 3, 2019, the Company previously entered into the AB Value Cooperation Agreement with AB Value.

On June 18, 2021, Ms. Thompson, Mr. Seabert and Mr. Capdevielle met with representatives of GVIC to discuss GVIC’s proposal and GVIC’s proposed director candidates.

On June 21, 2021 and June 22, 2021, Ms. Thompson, also a member of the Nominating Committee, Mr. Seabert and Mr. Capdevielle met telephonically separately with each of Mr. Geygan and three other GVIC proposed director nominees, to investigate their respective experience and qualifications as a potential Board member, including an assessment of their respective skill sets in relation to the perceived needs of the Company.

Also, on June 21, 2021, GVIC filed a Schedule 13D with the SEC, in which it reported that, among other things, it had in the past discussed, and may in the future discuss, certain matters with, among others, the management or Board, other stockholders, including, but not limited to, with respect to proposing changes in the Company’s operations, governance, or capitalization. GVIC also reported that it had expressed an interest to the Company in substantially increasing its ownership of the Company’s common stock and obtaining commensurate governance rights.

On June 22, 2021, Mr. Seabert and Mr. Capdevielle met telephonically separately with two of AB Value’s proposed director nominees to investigate such nominee’s experience and qualifications as a potential Board member, including an assessment of such nominee’s skill set in relation to the perceived needs of the Company.

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Also, on June 22, 2021, GVIC emailed a letter to the Company stating that, given the Company’s announcement of the appointment of Rahul Mewawalla as a new qualified independent director joining the Board, GVIC would withdraw the offer related to the GVIC Proposed Transactions and expressed its continued interest in increasing its ownership in the Company and its desire to obtain commensurate corporate governance rights.

On June 24, 2021, GVIC emailed and mailed a nomination notice to the Company, which was submitted for the purpose of (i) nominating five individuals for election as directors of the Company and (ii) proposing the repeal of any provision or amendment to the Company’s bylaws adopted by the Board without stockholder approval after December 6, 2019 (the “GVIC Nomination Notice”).

Also, on June 24, 2021, GVIC issued a press release, which was also filed as soliciting material with the SEC, in which it announced, among other things, the GVIC Nomination Notice.

On June 25, 2021, GVIC filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, information related to the GVIC Nomination Notice.

On June 28, 2021, AB Value emailed a nomination notice to the Company, which was submitted for the purpose of (i) nominating five individuals for election as directors of the Company and (ii) proposing that the Company redeem any rights previously issued under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan unless such adoption or extension has been submitted to a stockholder vote (the “AB Value Nomination Notice”).

Beginning on June 28, 2021 through July 19, 2021, the Company and AB Value, and each of their respective representatives, engaged in negotiations regarding a cooperation agreement with respect to the AB Value Nomination Notice. During these discussions, AB Value proposed, among other things, (i) the nomination of Mr. Berger, Ms. Thompson and one other director from the AB Value Nomination Notice for election at the Annual Meeting, (ii) certain rights with respect to Board committees, (iii) public announcement of a search for a new Chief Executive Officer of the Company, and (iv) reimbursement of attorney’s fees for AB Value.

On June 29, 2021, the Company distributed a memorandum to all of its team members, in which it provided detail related to, among other things, the GVIC Nomination Notice and activist investor activity in general (the “Team Member Memorandum”).

Also, on June 29, 2021, the Company filed the Team Member Memorandum as additional soliciting material with the SEC.

On July 6, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, delivery of the AB Value Nomination Notice to the Company.

Also, on July 6, 2021, representatives of the Company and AB Value had a conference call to continue negotiations on a potential cooperation agreement.

On July 8, 2021, Mr. Seabert and Mr. Capdevielle met telephonically with Mr. Geygan and a representative of GVIC to discuss a potential settlement with respect to the GVIC Nomination Notice. During the call, Mr. Geygan reiterated GVIC’s desire for an increased ownership stake in the Company along with corresponding Board representation as well as his suggestions with respect to changes in the size of the Board and director compensation.

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On July 21, 2021, the Board (without Mr. Berger) met to discuss negotiations with AB Value regarding a cooperation agreement, and determined to continue to engage in discussions with AB Value. The Company also reaffirmed its commitment to work and communicate regularly and openly with stockholders, including AB Value and GVIC, on corporate governance matters and other matters important to stockholders. The Board (without Mr. Berger) determined that it was in the best interest of stockholders and the Company to publicly communicate its intentions and commitments regarding potential corporate governance changes.

Also, on July 21, 2021, Mr. Seabert and Mr. Capdevielle met with Bradley L. Radoff, a large stockholder of the Company, to discuss, among other things, Mr. Radoff’s thoughts and recommendations with respect to the strategic direction of the Company, including certain Board and management changes.

Also, on July 21, 2021, the Company issued a press release, in which it announced, among other things, a desire to make certain potential corporate governance changes, including the transition of Mr. Merryman as Chief Executive Officer, the separation of the Chairperson and Chief Executive Officer roles and intent to add new qualified, independent Board members (the “July 21 Press Release”).

On July 22, 2021, the Company filed a Form 8-K with the SEC with respect to the July 21 Press Release, which was also filed as additional soliciting material.

Also, on July 22, 2021, the Board (without Mr. Berger) met to discuss an update on discussions with representatives of AB Value and next steps on a potential revision to Mr. Merryman’s employment agreement.

Later, on July 22, 2021, representatives of the Company sent a revised draft of the proposed cooperation agreement to representatives of AB Value, setting forth the Company’s revised proposal to, among other things, appoint one new director from the director nominees in the AB Value Nomination Notice to replace a legacy Company director, and commence a process to hire a new Chief Executive Officer for the Company.

On July 23, 2021, Mr. Seabert and Mr. Capdevielle had a telephonic meeting with Mr. Radoff to discuss stockholder concerns.

Also, on July 23, 2021, the Company received a books and records request pursuant to Section 220 of the General Corporation Law of the State of Delaware requesting certain information regarding stockholders and other information of the Company in connection with the Annual Meeting. After negotiation of a confidentiality agreement, on August 10, 2021, the Company and its representatives commenced providing the requested information to AB Value.

On July 26, 2021, the full Board met to discuss ongoing negotiations with AB Value. Without advance notice from Mr. Berger, in addition to his prior demand, Mr. Berger made additional unreasonable demands of the Board with respect to a settlement of the AB Value Nomination Notice by requiring that an additional director to be appointed from the AB Value slate of directors. The unreasonable demands also came with undue pressure from Mr. Berger to accept a unilateral deadline of July 29, 2021 for the Board to agree to his settlement proposal including his additional unreasonable demands. The Board (except Mr. Berger) discussed and expressed that while bringing in new directors would be in the best interests of all stockholders, having only directors nominated by a single stockholder as part of a dissident director slate could be viewed as not sufficiently independent and may not reflect the true needs of the Board in terms of expertise and a diverse set of experiences. To achieve an outcome that would serve all stockholders and not just a single stockholder, the Board determined that a nationally recognized independent director search firm should be engaged to identify highly qualified independent directors to add to the Board who would bring the blend of expertise, skillsets and experiences needed for the Company’s next chapter of growth, innovation and transformation. The Board asked Mr. Berger to consider a settlement to engage an independent search firm to identity independent directors who would have the best expertise for the Company and who would serve the interests of all the stockholders, and offered that the AB Value director slate be included in the director search.

On July 27, 2021, GVIC filed an amendment to its Schedule 13D with the SEC, in which in reported, among other things, an increase in its beneficial ownership of the Company’s common stock from 5.9% to 7.1% (based on its calculations) as well as an update on its discussions with the Company.

On July 28, 2021, the full Board met again to discuss a settlement with AB Value to engage a nationally recognized independent search firm to identity highly qualified and new independent directors. Mr. Berger strongly rejected the settlement offer discussed on July 26, 2021 to engage an independent director search firm and outright rejected the proposal of the Company to bring new independent directors that would be chosen to represent the best interests of all stockholders and with a diverse set of expertise and experiences. He, instead, aggressively threatened that the Board had until the end of day on July 29, 2021 to agree to his unreasonable demands or he planned to commence an aggressive proxy fight. Mr. Berger then was asked to recuse himself from the meeting and the Board discussed the path forward that it believed would be in the best interests of all stockholders and that would drive stockholder value and long-term success. The Board determined that it was not prepared to accept AB Value’s unreasonable settlement on Mr. Berger’s unilateral timeline, and instead desired to conduct a broader search using a nationally recognized third-party director search firm. The Board also determined to continue the dialogue with AB Value to attempt to avoid a proxy fight if AB Value could be reasonable and if an agreement could be reached that would serve not just AB Value but the interests of all stockholders. Later, on July 28, 2021, representatives of the Company reached out to representatives of AB Value to deliver the message regarding the Board’s desires.

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Also, on July 28, 2021, Mr. Mewawalla and Mr. Seabert met telephonically with Mr. Geygan and a representative of GVIC, as part of the Board’s process to welcome inputs and suggestions across the Company’s stockholders.

On July 30, 2021, the full Board met to discuss the separation of the roles of Chairperson of the Board and the Chief Executive Officer of the Company and the formation of a special committee of the Board comprised of independent, disinterested directors (the “Special Committee”) that was empowered to oversee the process of identifying new qualified, independent directors for the Company’s next chapter of growth, innovation and transformation, and other corporate governance matters, and to direct and take all actions it deemed necessary in connection with the Company’s negotiations with AB Value, GVIC and any proxy fights or actions related thereto.

The Board also elected Mr. Mewawalla as Chairperson of the Board, effective immediately. The Board approved the formation of the Special Committee, with Mr. Mewawalla, Mr. Seabert and Ms. Thompson as the members of the Special Committee.

Also, on July 30, 2021, the Company filed a Form 8-K with the SEC with respect to the resignation of Mr. Capdevielle as a Board member, which was also filed as additional soliciting material.

On August 2, 2021, AB Value issued a press release with respect to certain of the Company’s then-recent updates, which was also filed with the SEC as additional soliciting material (the “AB Value August 2 Press Release”).

Also, on August 2, 2021, the Company issued a press release, in which it announced the election and appointment of Rahul Mewawalla as Chairperson of the Board, which was completed on July 30, 2021, and positioning the Company to enhance value for stockholders, driving growth across stores, digital and online, and delighting customers around the world (the “August 2 Press Release”)

Also, on August 2, 2021, the Special Committee met to discuss, among other things, the search process for director candidates to continue to refresh the Board with new independent and highly qualified directors.

Between August 2, 2021 and August 12, 2021, the Company and GVIC, and/or each of their respective representatives, had discussions and engaged in negotiations regarding a cooperation agreement between the parties. During this time, the Special Committee held various meetings to discuss the potential cooperation agreement. During this period, the Special Committee discussed that GVIC’s demands for a cooperation agreement were fair and reasonable, would still allow for the Company to appoint or nominate new independent directors who were not viewed as “tied” to a particular stockholder or its representative on the Board such as GVIC or AB Value, and would benefit and serve the interests of all of the Company’s stockholders

On August 3, 2021, the Company filed a Form 8-K with the SEC with respect to the August 2 Press Release, which was also filed as additional soliciting material.

On August 4, 2021, the Special Committee met with several national search firms, who gave presentations and follow-up proposals for the search process for director candidates. Upon conclusion of the meetings with the national search firms, the Special Committee held a follow-up meeting to discuss the various presentations.

Also, on August 4, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, the AB Value August 2 Press Release.

On August 5, 2021, the Special Committee met to discuss the multiple proposals received from the director search firms, and upon full review, the Special Committee decided to engage Russell Reynolds Associates (“RRA”) as the director search firm, and to work toward an agreement with RRA.

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On August 9, 2021, the Company issued a press release in which it announced, among other things, Franklin E. Crail’s intention to resign as a member of the Board upon appointment or election of a new independent director, and to not stand for reelection at the Annual Meeting (the “August 9 Press Release”). Also, on August 9, 2021, the Company filed the August 9 Press Release as additional soliciting material.

Also, on August 9, 2021, the Company entered into an engagement letter with RRA, and the Special Committee held an initial meeting with RRA to discuss the overall search process and next steps.

Between August 9, 2021 and August 24, 2021, the Special Committee worked with RRA, conducted interviews as well as had meetings with several potential directors candidates and also reviewed the skills and qualifications of such candidates to compose an overall Board that would best position the Company for growth, innovation and transformation.

On August 10, 2021, the Company issued a press release in which it announced, among other things, the formation of the Special Committee to oversee the process of identifying new independent directors for the Company’s next chapter of growth, innovation and transformation, which represented the next step in the Company’s stated commitment to refresh the Board with a view towards the future and further enhancing corporate governance structures and practices at the Company. The Company also announced that it had retained leading global search firm, RRA, to identify independent director candidates for the Board’s consideration (the “August 10 Press Release”).

Also, on August 10, 2021, the Company filed a Form 8-K with the SEC with respect to the August 10 Press Release, which was also filed as additional soliciting material.

Also, on August 10, 2021, Mr. Mewawalla and Mr. Radoff met in person, as part of the Board’s process to have discussions across Company’s stockholders and welcome inputs and suggestions from the Company’s stockholders.

On August 11, 2021, the Special Committee approved the GVIC Cooperation Agreement (as defined herein) and recommended that the Board appoint Mr. Geygan to the Board pursuant to the terms of the GVIC Cooperation Agreement.

On August 12, 2021, the GVIC Cooperation Agreement was executed and the full Board appointed Mr. Geygan to the Board. Later, on August 12, 2021, the Company issued a press release in which it announced, among other things, that it had entered into the GVIC Cooperation Agreement, which was also filed with the SEC as additional soliciting material on August 13, 2021. See “Certain Relationship and Related Person Transactions—GVIC Cooperation Agreement” in this proxy statement for additional information on the GVIC Cooperation Agreement.

Also, on August 12, 2012, the Special Committee met to review and discuss information provided by RRA with respect to potential director candidates.

Also, on August 12, 2021, the Company filed a Form 8-K with the SEC with respect to Mr. Crail’s impending resignation and the August 9 Press Release, which was also filed as additional soliciting material.

On August 16, 2021, the Company filed a Form 8-K with the SEC with respect to the GVIC Cooperation Agreement, which was also filed as additional soliciting material.

Also, on August 16, 2021, GVIC filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, its entry into the GVIC Cooperation Agreement.

Also, on August 16, 2021, the Company issued a press release in which it announced, among other things, an update in its process to identify and select a highly accomplished and experienced leader to be the Company’s new Chief Executive Officer, which was also filed with the SEC as additional soliciting material on August 17, 2021.

On August 17, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, that on August 15, 2021, AB Value, Mr. Radoff and the nominees set forth in the AB Value Nomination Notice entered into a Joint Filing and Solicitation Agreement (the “AB Value / Radoff Joint Filing and Solicitation Agreement”) with respect to, among other things, (i) the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, to the extent required by applicable law, (ii) the solicitation of proxies or written consents for proposals submitted to stockholders for approval and the election of the nominees set forth in the AB Value Nomination Notice at the Annual Meeting (the “Joint Solicitation”), and (iii) that AB Value agreed to bear all-preapproved expenses incurred by the parties in connection with the Joint Solicitation. Also, on August 17, 2021, AB Value issued a press release announcing, among other things, the AB Value / Radoff Joint Filing and Solicitation Agreement, which was also filed with the SEC as additional soliciting material.

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On August 24, 2021, the Special Committee met to further discuss the proposed candidates for nomination for election at the Annual Meeting. Upon review of all information that the Special Committee deemed appropriate, on August 25, 2021, the Special Committee approved a recommendation to the Board to nominate Ms. Charles, Ms. Thompson, Mr. Mewawalla, Mr. Merryman, Mr. Arreaga, Mr. Geygan and Mr. Seabert for election at the Annual Meeting, constituting an overall board that would represent the interests of all stockholders and drive enhanced stockholder value.

On August 27, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, that Mr. Radoff had purchased additional shares of the Company’s common stock.

On August 28, 2021, the Board met to discuss matters concerning director nominations for the Annual Meeting and related matters. Accordingly, the Board, upon the recommendation of the Special Committee, approved the nomination of each of Ms. Charles, Ms. Thompson, Mr. Mewawalla, Mr. Merryman, Mr. Arreaga, Mr. Geygan and Mr. Seabert for election at the Annual Meeting.

Also, on August 28, 2021, representatives of the Company contacted representatives of AB Value to continue negotiations regarding a settlement.

On August 30, 2021, the Company issued a press release, which was also filed as soliciting material with the SEC, in which it announced its recommended nominees for election at the Annual Meeting, and the Company filed the preliminary proxy statement with the SEC.

On September 2, 2021, AB Value filed its preliminary proxy statement with the SEC, which did not appear publicly on the SEC website until the afternoon on September 3, 2021.

In the morning on September 3, 2021, representatives of the Company contacted representatives of AB Value to continue negotiations regarding a settlement, and representatives of the Company outlined the structure of a settlement with AB Value. Later that day, the representatives of AB Value communicated to the representatives of the Company that AB Value rejected the Company's settlement offer.

On September 4, 2021, Mr. Geygan, at the request of the Special Committee, reached out to AB Value to try to continue negotiations on a settlement. The parties agreed to continue settlement negotiations on September 7, 2021.

On September 7, 2021, AB Value issued a press release with respect to the proxy fight, which was also filed as soliciting material with the SEC.

Later, on September 7, 2021, Mr. Geygan and Mr. Seabert, on behalf of the Special Committee, held a telephone conference with Mr. Berger and David Polonitza, on behalf of AB Value, to discuss potential settlement terms.

On September 9, 2021, the Company filed this definitive proxy statement with the SEC and commenced mailing of the definitive proxy statement, WHITE proxy card, Annual Report on Form 10-K, as amended, and other materials to stockholders in preparation for the Annual Meeting. In addition, after filing the definitive proxy statement, the Company issued a press release, which was also filed as soliciting material with the SEC, in which it announced the filing of the definitive proxy statement and related matters.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees

Our Board currently consists of seven directors. Upon recommendation of the Nominating Committee, the Special Committee and, pursuant to the terms of the GVIC Cooperation Agreement, our Board has nominated Rahul Mewawalla, Bryan J. Merryman, Gabriel Arreaga, Elisabeth B. Charles, Jeffrey R. Geygan, Brett P. Seabert and Mary K. Thompson for election to serve on the Board until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified as shown on the WHITE proxy card. See “Certain Relationship and Related Person Transactions—GVIC Cooperation Agreement” in this proxy statement for additional information on the GVIC Cooperation Agreement.

In August 2021, Franklin E. Crail, the Company’s co-founder and former President, Chief Executive Officer and Chairman of the Board, announced his retirement from the Board and that he would not be standing for re-election as a director at the Annual Meeting.

With the election of Ms. Thompson to the Board in January 2020, the appointment of Mr. Mewawalla to the Board in June 2021, the appointment of Mr. Geygan to the Board in August 2021, and the nomination of Mr. Arreaga and Ms. Charles for election at the Annual Meeting, assuming the election of the Board’s nominees at the Annual Meeting, over a majority of the Board (5 of 7 directors) will have been refreshed over the last two years, all of whom are independent. The Board believes the qualifications and experience of the Company’s nominees put them in the best position to decide on a course of action that will enhance stockholder value at this important time for the Company.

Andrew T. Berger, a current director, is the Managing Member of AB Value. In connection with the AB Value Nomination Notice, the Board has not re-nominated Mr. Berger to stand for re-election to the Board.

If a proxy pursuant to a WHITE proxy card or WHITE voting instruction form is authorized, but voting directions are not made, such proxy will be voted, unless authority to vote is withheld by the stockholder, “FOR ALL” seven of Mses. Charles and Thompson and Messrs. Mewawalla, Merryman, Arreaga, Geygan and Seabert to serve until the 2022 annual meeting of stockholders and until the election and qualification of their respective successors, unless you indicate on the WHITE proxy card a vote to “FOR ALL EXCEPT” your vote with respect to any of these nominees. If any such nominee shall be unable to serve or will not serve for any reason, proxies pursuant to a WHITE proxy card or WHITE voting instruction form may be voted for such other person or persons as shall be determined by the proxy holders in their discretion, to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act. If any such substitute nominee(s) are designated, we will file an amendment to the proxy statement and a WHITE proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC. Each of the nominees has consented to being named in this proxy statement.

Set forth below is certain information and age as of September 9, 2021 concerning each nominee for election as a director:

Name	Title/Position	Age	Director Since
Rahul Mewawalla	Chairperson of the Board	42	2021
Bryan J. Merryman	President, Chief Executive Officer, Chief Financial Officer and Director	61	1999
Gabriel Arreaga	Director Nominee	46	Nominee
Elisabeth B. Charles	Director Nominee	58	Nominee
Jeffrey R. Geygan	Director	60	2021
Brett P. Seabert	Director	60	2017
Mary K. Thompson	Director	58	2020

The Board believes that its nominees, as a whole, provide the diversity of experience and skills necessary for a well-functioning Board. All of the Board’s nominees have substantial senior executive level experience. The Board highly values the ability of individual directors to contribute to a constructive Board environment and the Board believes that its nominees, collectively, will perform in such a manner.

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Set forth below is a more complete description of each director nominee’s background, professional experiences, qualifications and skills.

Rahul Mewawalla. Mr. Mewawalla was appointed Chairperson of the Board on July 30, 2021 and has served on our Board since June 2021. Mr. Mewawalla is a digital, product, technology, and business leader. He has extensive strategic and operational leadership experience across digital, product, technology, platforms, internet, software, telecommunications, financial services and media companies. He served as Chief Executive Officer/President of Xpanse Inc. and concurrently as Executive Vice President, Platforms and Technology Businesses and Chief Digital Officer at Freedom Mortgage Corporation from 2020 to 2021, as Chief Executive Officer and President at Zenplace Inc. from 2014 to 2020, as Vice President at Nokia Corporation from 2010 to 2012, as Vice President at General Electric Company’s NBCUniversal from 2008 to 2010, as Senior Director at Yahoo! Inc. from 2005 to 2008, in addition to experience across various other leadership and management roles. Mr. Mewawalla has also served as Senior Advisor to the San Francisco Mayor’s Office on Innovation, as Advisor to Stanford University's Persuasive Technology Lab, and as Committee Chair of the VC TaskForce SIG on Systems and Services. Mr. Mewawalla has been appointed to serve on the board of directors of Phunware, Inc. (Nasdaq: PHUN), effective October 1, 2021. He has also been a board member, investor and advisor to various other private companies and philanthropic organizations. Mr. Mewawalla earned an MBA from the Kellogg School of Management at Northwestern University and a BBS from the University of Delhi. We believe that Mr. Mewawalla’s robust digital, product, technology, innovation, e-commerce expertise, his deep strategic, operational and transformational skills, as well as his extensive leadership and executive experience qualify him to serve as a director of the Company.

Bryan J. Merryman. Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President - Finance. Since April 1999, Mr. Merryman also served as our Chief Operating Officer and as a director, and since January 2000, as our Treasurer. In February 2019, Mr. Merryman was appointed as our Chief Executive Officer, and was elected Chairman of the Board, a position he held until July 2021. From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc., a leveraged buyout firm. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than 11 years by Deloitte & Touche LLP, most recently as a Senior Manager. Mr. Merryman also currently serves as Chief Executive Officer of U-Swirl, Inc. (“U-Swirl”), a consolidated subsidiary of the company, a position he has held since October 2014, and has served as Chairman of the Board of U-Swirl since January 2013. Mr. Merryman’s extensive operational, accounting and financial expertise, along with his extensive knowledge of our business and broad industry expertise, provides significant value and insights to the Board.

Gabriel Arreaga. Mr. Arreaga is a director nominee. Mr. Arreaga has served as Senior Vice President of Chief Supply Chain of The Kroger Co. since October 2020. Previously, Mr. Arreaga served as Senior Vice President, Integrated Supply Chain North America of Mondelez International, Inc. from August 2018 to September 2020. Prior to that time, he served as Vice President of Global Supply Chain of Stanley Black & Decker, Inc. from July 2016 to August 2018. From January 2003 to June 2016, Mr. Arreaga held multiple positions of increasing responsibility at Unilever, including Vice President, Supply Chain & Product Group. Mr. Arreaga received his MBA from the Harvard Graduate School of Business Administration / INCAE Business School, Costa Rica and his Bachelor of Science in Business and Finance from Guilford College / Universidad del Valle de Nicaragua, Nicaragua. Mr. Arreaga brings vast experience in the areas of supply chain, manufacturing and operations to the Board, given his local and global experience in both confectionary and non-confectionary businesses.

Elisabeth B. Charles. Ms. Charles is a director nominee. Ms. Charles served as Chief Marketing Officer for Rodan + Fields from November 2017 to December 2019. Previously, she served as Senior Vice President and General Manager of Old Navy Outlet from November 2016 to August 2017. She also served as Old Navy’s Interim Chief Marketing Officer from May 2016 to October 2016. Prior to joining Old Navy, Ms. Charles was Senior Vice President, Chief Marketing Officer of Athleta from March 2015 through May 2016. From February 2009 through August 2014, Ms. Charles was Senior Vice President and Chief Marketing Officer of Petco Animal Supplies, Inc. She also served as Executive Vice President of Marketing of Victoria Secret Stores from February 2005 through October 2008 and served as its Vice President of Marketing from July 2004 through January 2005. Prior to 2005, Ms. Charles held a variety of marketing positions with Herbalife International of America, Inc., Ideaforest.com and Tricon Restaurants International (YUM Brands). Ms. Charles began her career as an Associate Consultant with Bain & Company. Ms. Charles served on the board of directors of At Home Group Inc. (“At Home”) (Nasdaq: HOME) from December 2016 until July 2021, when At Home was acquired by investment funds advised by Hellman & Friedman LLC. Ms. Charles also serves on the advisory board of Sezzle Inc., which she joined in November 2020 and was on the non-profit board of Alliance for Girls, the nation’s largest regional alliance of girl-serving organizations, from 2017 to 2020. Ms. Charles received her MBA from the Harvard Graduate School of Business Administration and her Bachelor of Arts in International Political Economy from the University of California at Berkeley. Ms. Charles has over 30 years of marketing experience at significant consumer brands and has held senior leadership roles at numerous national and international retail companies, including her most recent position as Chief Marketing Officer of Rodan + Fields. From such experience, Ms. Charles brings significant consumer retail industry experience in brand management and sales, e-commerce, digital marketing, loyalty merchandising, product development, strategic planning, data analytics and franchising to the Board.

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Jeffrey R. Geygan. Mr. Geygan has served on our Board since August 2021 and is being nominated to the Board pursuant to the GVIC Cooperation Agreement. Mr. Geygan has served as the Chief Executive Officer and President of GVIC, an investment research and advisory services firm, since he founded it in 2007. Since February 2018, Mr. Geygan has served as a director of Wayside Technology Group, Inc. (Nasdaq: WSTG), a value-added global IT channel company providing innovative sales and distribution solutions for emerging technology vendors, and as Board Chair of Wayside since May 2018. Prior to founding GVIC, Mr. Geygan served as a Senior Portfolio Manager at UBS Financial Services. GVIC beneficially owns approximately 8.1% of the Company’s common stock as of August 12, 2021. Mr. Geygan has taught undergraduate and graduate-level courses at IE University in Madrid, Spain, the University of Wisconsin–Milwaukee Lubar School of Business, and the College of Charleston. He serves on the Advisory Board of the University of Wisconsin–Madison Department of Economics. Mr. Geygan received a Bachelor of Arts degree in Economics from the University of Wisconsin. The Board believes that Mr. Geygan’s extensive financial and corporate governance expertise, and in his role as one of the largest stockholders of the Company, provides significant value, experience and insights to the Board, and qualifies him to serve as a director of the Company.

Brett P. Seabert. Mr. Seabert has served on our Board since April 2017. Mr. Seabert, a certified public accountant (“CPA”), has 29 years of experience in business management, operations, finance and administration. Mr. Seabert currently serves in various capacities, including as a director or executive officer of various companies, including Tanamera Construction, LLC, a high-end real estate development and construction company (since April 2007), TD Construction, LLC, a construction company (since September 2009), Caughlin Club Management Partners, LLC, a health and tennis club and preschool owner and operator (since July 2008), and B&L Investments, Inc., a management and holding company (since March 2003). From 2001 to 2008, Mr. Seabert served as Chief Financial and Operating Officer of Tanamera Commercial Development, LLC. Between 1989 and 2001, Mr. Seabert served in various positions at CMS International, an owner and management company operating several casinos, in the U.S. and one in the Caribbean, most recently as Executive Vice President and Chief Financial Officer, including oversight of internal audit, risk management and human resource functions. Mr. Seabert has been primarily engaged in commercial and residential real estate development and construction since 2001. From 1984 to 1989, Mr. Seabert was a practicing CPA with Deloitte & Touche LLP. Mr. Seabert received a Bachelor’s degree in Accounting from the University of Nevada-Reno. Mr. Seabert’s extensive management, accounting and financial experience brings operational, investment, and strategic value and insights to the Board.

Mary K. Thompson. Ms. Thompson has served on our Board since January 2020. Ms. Thompson is a veteran of the franchising industry. Since 2015, she has served as the Chief Operating Officer of Neighborly Brands (“Neighborly”), a service provider focused on repairing, maintaining and enhancing customers’ homes and businesses, where she oversees the ongoing business operations within the company. Neighborly is the holding company for 22 service-based franchise organizations focused on repairing, maintaining and enhancing homes and business properties. Neighborly provides a diverse array of specialty services through more than 3,700 franchised locations in ten countries with system-wide revenue of $1.8 billion in 2018. Prior to her appointment as Neighborly’s Chief Operating Officer, Ms. Thompson served as the President of Mr. Rooter Plumbing Corporation, a franchisor focused on independently owned and operated plumbing franchisees, from October 2006 to July 2015. From December 1994 to October 2006, Ms. Thompson served as the President of and held other various leadership positions (including being a multi-unit franchisee) with Cookies by Design, a franchise concept specializing in customized cookie gifts produced at mall-based retail locations. Ms. Thompson served as an Officer in the United States Marine Corps from December 1985 to April 1993. She earned her B.A. in English from the University of Texas at Austin and completed the mini MBA Program in franchise management at the University of St. Thomas College of Business. We believe that Ms. Thompson’s extensive business experience, especially with franchised companies, qualifies her to serve as a director of the Company.

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Family Relationships

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR ALL” the election of each of the Board’s seven director nominees.

The Board recommends that you disregard any blue proxy card that may be sent to you by AB Value. Voting to “WITHHOLD” with respect to AB Value’s nominees on its blue proxy card is not the same as voting “FOR” our Board nominees, because a vote to “WITHHOLD” with respect to AB Value’s nominees on its blue proxy card will revoke any previous proxy submitted by you. If you have already voted using a blue proxy card sent to you by AB Value, the Board recommends that you revoke it by via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

We are committed to best-in-class corporate governance and the addition of robust strategic, operational and transformational expertise to the Board. As discussed above and in more detail below, upon the completion of the search process referred to in this proxy statement and the other Board appointments made in 2020 and 2021, assuming the election of the Board’s nominees at the Annual Meeting, over a majority of the Board (5 of 7 directors) will have been refreshed over the last two years, all of whom are independent. The Board has formalized several policies, procedures and standards of corporate governance, some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.

The Board has been enhanced by the addition of four new independent directors in 2021, and Ms. Thompson in January 2020. In addition, in July 2021, the Company formed the Special Committee to oversee the process of identifying new qualified, independent directors for the Company’s next chapter of growth, innovation and transformation. The Special Committee is comprised of Ms. Thompson and Messrs. Mewawalla and Seabert, all disinterested, independent directors of the Company. The establishment of the Special Committee represented the next step in the Company’s stated commitment to refresh the Board with a view towards the future and further enhancing corporate governance structures and practices at the Company. In connection with this process, as announced on August 10, 2021, the Company retained leading global search firm, RRA, to identify world-class candidates for the Board’s consideration. The Special Committee conducted a rigorous and thoughtful nationwide evaluation to identify several world-class, independent directors. The result of this process is the nomination of Gabriel Arreaga and Elisabeth B. Charles for election at the Annual Meeting.

Furthermore, as announced in August 2021 and discussed in greater detail in “Certain Relationship and Related Person Transactions—GVIC Cooperation Agreement,” we entered into the GVIC Cooperation Agreement with GVIC. GVIC beneficially owns approximately 8.1% of the Company’s common stock as of August 12, 2021. The Company greatly values the input and perspective of all its stockholders and, as part of this ongoing engagement, the Board welcomed Mr. Geygan as a director. The GVIC Cooperation Agreement reflects our commitment to have a Board with diverse experience, expertise and perspective that is best positioned to maximize stockholder value and support the Company through its next exciting chapter of growth.

In addition, as announced in July 2021, the Board committed to separating the roles of Chairperson of the Board and Chief Executive Officer of the Company. Accordingly, effective July 30, 2021, Mr. Mewawalla was appointed as the independent Chairperson of the Board. The Board believes that separating the roles and appointing an independent director as Chairperson of the Board will further enhance the Company’s corporate governance structure and enhance stockholder value.

Additionally, in connection with the separation of the Chairperson and Chief Executive Officer (“CEO”) roles, the Board announced its intention to identify a new President and CEO for the Company for our next chapter of growth.

The Board believes these actions build on the Company’s commitment to best-in-class corporate governance and the addition of robust strategic, operational and transformational expertise to your Board.

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Board Refreshment

The Board believes that its members, as a group, should possess skills and qualifications that best enable it to formulate and oversee the implementation of the Company’s strategy, including diversity in professional and personal experience, background, race, gender, age and other factors of diversity that promote fresh perspectives and new ideas. The retail industry has rapidly evolved over the last decade with significant growth in omni-channel and e-commerce operations, and, as a result, the appropriate skill set for our leadership has evolved with it. The Board has therefore also evolved over the years to best serve the short- and long-term needs of the Company and its stockholders, with an increased focus on leadership with branded, digital and technological expertise.

In order to address evolving needs, our Board has an ongoing refreshment program, actively assessing itself against the Company’s current and expected future needs and seeking the advice of outside experts and its stockholders. Assuming the election of the Board’s nominees at the Annual Meeting, over a majority of the Board (5 of 7 directors) will have been refreshed over the last two years, all of whom are independent. In connection with the Board refreshment program, the Company retained leading global search firm, RRA, to identify world-class candidates for the Board’s consideration. As a result of this thorough nationwide search process, the Board is pleased to nominate Gabriel Arreaga and Elisabeth B. Charles as highly qualified, independent directors to the Board. Also, in August 2021, the Board appointed Jeffrey R. Geygan, who brings public company board experience, business strategy, financial statement analysis expertise and investment management experience. In addition, in June 2021, the Board added Rahul Mewawalla as a director and on July 30, 2021, elected him as Chairperson of the Board, and his strategic, growth and digital expertise and leadership experience to accomplish transformation, innovation and enhancement of stockholder value aligns with the Board’ strategic and operational vision for the Company. Similarly, in January 2020, the Board added Mary K. Thompson, who has extensive experience with franchised companies. Upon election of the Board’s nominees at the Annual Meeting, our average director tenure will be 3.9 years with an average director age of 55 years old.

With the additions of Mr. Mewawalla and Ms. Thompson, and the election of Ms. Charles and Mr. Arreaga at the Annual Meeting, the diversity of our Board would increase such that approximately 57% of our directors and director nominees would be diverse with respect to race, ethnicity or gender.

The Board is committed to continuing its efforts to identify effective directors to lead the Company into the future.

Average Director Tenure: 3.9 Years	Average Director Age: 55 Years Old	Overall Diversity: 57%

Director Continuing Education

Our Board believes that director continuing education is vital to the ability of directors to fulfill their responsibilities and supports increasing the effectiveness of the Board and its committees. Both as a group and as individuals, Board members keep themselves current on Board-related matters by reading corporate governance periodicals and hearing from the Company's outside counsel and management on pertinent topics such as corporate governance, finance, human resources, merchandising, facilities, supply chain, product development and marketing.

In addition, in connection with the Company’s commitment to good corporate governance, we have enrolled in the National Association of Corporate Directors (“NACD”), a leading authority on boardroom insights, to assist our directors in continuing their director education, and maintaining the skills and knowledge necessary or appropriate for the performance of their responsibilities as Board members.

Director Independence

The Board has determined that Rahul Mewawalla, Gabriel Arreaga, Elisabeth B. Charles, Jeffrey R. Geygan, Brett P. Seabert and Mary K. Thompson is each an independent director nominee. Mr. Merryman is not independent due to his service as a current executive officer of the Company.

The Board makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Proxy Access Bylaw

In an effort to improve our corporate governance practices and in response to requests from our stockholders, in December 2019, the Board amended our bylaws to implement proxy access with the following parameters:

Ownership Threshold:	3% of outstanding shares of our common stock
Nominating Group Size:	Up to 20 stockholders may combine to reach the 3% ownership threshold
Holding Period:	Continuously for three years
Number of Nominees:	The greater of one nominee or 25% of our Board

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We believe these proxy access parameters reflect a well-designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our stockholders. Stockholders who wish to nominate directors for inclusion in our proxy statement in accordance with proxy access must follow the procedures in Section 2.13 of our bylaws.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq listing rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of each of the Code of Ethics for Senior Financial Officers and the Code of Conduct (together, the “Codes”) is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com. If we waive, or implicitly waive, any material provision of either of the Codes, or substantively amend either of the Codes, we will disclose that fact on our website within four business days.

Board Meetings

During fiscal year 2021, the Board held 17 meetings. Each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of the Board on which he or she served.

Board Attendance at the Annual Meeting

Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding a directors’ attendance at the Annual Meeting. All of our directors at the time of the meeting attended our 2020 annual meeting of stockholders.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we had employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board. In July 2021, the Board announced its commitment to separate the roles of Chairperson of the Board and Chief Executive Officer of the Company because it believed that such action would be in the best interests of stockholders. Accordingly, on July 30, 2021, Rahul Mewawalla was appointed as the independent Chairperson of the Board. The Board does not have a formal policy regarding separation of the roles of Chief Executive Officer and Chairperson of the Board. The Board believes it is in our best interests to make that determination based on current circumstances. The Board has, however, determined that an independent director serving as Chairperson is in the best interests of our stockholders at this time. This structure ensures a greater role of independent directors in the active oversight of our business, including strategy and risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations. The Board believes this split structure recognizes the time, effort, and energy the Chief Executive Officer is required to devote to the position in the current business environment, as well as the benefits of having an independent director with extensive strategic, operational and leadership expertise serve as the Chairperson.

Our Board oversees our risk management activities and implements its risk oversight functions through delegation to its committees. The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board. The Audit Committee provides a forum for communication among the Board, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our Company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for Senior Financial Officers, persons who become aware of suspected violations of the Code of Ethics for Senior Financial Officers are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board as a whole with respect to suspected violations. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us. Our Nominating Committee is responsible for (i) assisting the Board in identifying individuals qualified to become members of the Board and (ii) approving and recommending qualified director candidates to the Board.

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The Board and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of these committees operate under a written charter that has been approved by our Board. Each committee charter is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

The following table is a summary of our current committee structure and members on each of our committees:

	Audit	Compensation	Nominating
	Committee	Committee	Committee
Rahul Mewawalla
Brett P. Seabert
Jeffrey R. Geygan
Mary K. Thompson
Bryan J. Merryman
Andrew T. Berger(1)
Chairperson	Member	Financial Expert

(1)	Mr. Berger was not re-nominated to stand for re-election to the Board, but will remain on the Audit Committee through the Annual Meeting.

Audit Committee

The responsibilities of our Audit Committee include, among other things:

●	assisting the full Board;

●	oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures;

●	oversight of the Company’s financial statements and the independent audit thereof;

●	selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and

●	evaluating the independence and performance of the independent auditors.

The Board has determined that Brett P. Seabert is an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Exchange Act and thus possesses “financial sophistication” as that term is used in applicable Nasdaq listing rules. The Audit Committee held five meetings in fiscal year 2021.

The Board has also determined that each of Brett P. Seabert, Rahul Mewawalla, Jeffrey R. Geygan, Mary K. Thompson and Andrew T. Berger, representing all of the members of the Audit Committee, is an “independent director” under applicable Nasdaq listing rules and SEC regulations applicable to Audit Committee members.

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Compensation Committee

The responsibilities of our Compensation Committee include, among other things:

●	assisting the full Board;

●	overseeing and discharging the responsibilities of the Board relating to the compensation of the Company’s executive officers and non-employee directors; and

●	overseeing the Company’s employee benefit plans.

The Compensation Committee has full authority delegated to it by the Board to determine compensation for our executive officers and non-employee directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee also oversees the administration of the Company’s equity-based compensation plans. The Compensation Committee did not hold any meetings in fiscal year 2021 and instead took action by unanimous written consent on one occasion.

The Board has determined that each of Rahul Mewawalla, Jeffrey R. Geygan and Mary K. Thompson is an “independent director” under Nasdaq listing standards and SEC rules applicable to Compensation Committee members.

Nominating Committee

The responsibilities of our Nominating Committee include, among other things:

●	assisting the full Board;

●	identifying individuals qualified to become members of the Board;

●	approving and recommending to the full Board director candidates; and

●	determining procedures for the review, approval and recommendation of director candidates.

The Nominating Committee held one meeting in fiscal year 2021. The Board has determined that each of Mary K. Thompson, Rahul Mewawalla and Brett P. Seabert, representing all of the members of the Nominating Committee is an “independent director” under applicable Nasdaq listing standards.

Special Committee

As discussed above, in July 2021, the Board formed the Special Committee to oversee the process of identifying new qualified, independent directors for the Company’s next chapter of growth, innovation and transformation. The Special Committee is comprised of Ms. Thompson and Messrs. Mewawalla and Seabert, all disinterested, independent directors of the Company.

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee include (i) assisting the Board in identifying individuals qualified to become members of the Board; and (ii) approving and recommending qualified director candidates to the Board. For the Annual Meeting, the Special Committee was delegated authority to assist the Nominating Committee in director nominations.

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The Nominating Committee (or Special Committee) considers director candidates recommended by stockholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board, and (ii) received by us within the time period specified in our bylaws and as set forth in “Deadlines for Submitting Stockholder Proposals and Director Nominations” below. Other than as set forth below, we did not receive any such nominations (though such nominations were not made within the time period specified in our bylaws and as set forth in “Deadlines for Submitting Stockholder Proposals and Director Nominations” in the definitive proxy statement for our 2020 annual meeting of stockholders), and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

●

On June 24, 2021, GVIC submitted the GVIC Nomination Notice to the Company. Upon the execution of the GVIC Cooperation Agreement, GVIC was deemed to have withdrawn the GVIC Nomination Notice, and any and all related materials and notices submitted to the Company in connection therewith.

●	On June 28, 2021, AB Value submitted the AB Value Nomination Notice to the Company.

In determining whether an individual is qualified to serve on our Board, whether recommended by the Nominating Committee, the Special Committee or by stockholders, the Nominating Committee (or the Special Committee) considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board. Any stockholder wishing to recommend a candidate for consideration by the Company may do so by submitting a written recommendation to the Nominating Committee in accordance with the procedures set forth under “Other Information—Deadlines for Submitting Stockholder Proposals and Director Nominations.”

In identifying potential candidates for the Board, the Nominating Committee (or the Special Committee) generally relies on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Nominating Committee (or the Special Committee) deems appropriate, a professional search firm. In August 2021, the Special Committee retained a third-party search firm (RRA) for a fee to help facilitate the identification, screening and interview process of potential director nominees, including Gabriel Arreaga and Elisabeth B. Charles. By utilizing a broad variety of resources as deemed appropriate by the Nominating Committee and Special Committee in light of the then-current mix of Board attributes and any previously identified potential candidates, the Nominating Committee and the Special Committee believes it will be able to identify, evaluate and consider a diverse range of qualified candidates, including candidates that increase the gender, racial, ethnic and/or cultural diversity of the Board. We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee, the Special Committee and the Board does consider diversity, including diversity of experience, gender, race, ethnicity, skills and backgrounds, so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

The Nominating Committee and the Special Committee also takes into consideration any written arrangements for director nominations the Company is a party to, including the GVIC Cooperation Agreement.

Stockholder Communications with the Board of Directors

The Board has adopted a Policy on Shareholder Communications with the Board in order to facilitate stockholder communications with the Board. Under the Policy on Shareholder Communications with the Board, stockholders are encouraged to contact the Board or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Secretary, Stockholder Communication. A copy of the Policy on Shareholder Communications with the Board is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.

Anti-Hedging and Anti-Pledging Practices

We generally do not allow our management or directors to pledge our stock to secure loans or other obligations, including in margin accounts. Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging and monetization transactions in connection with our securities, such as zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.

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EXECUTIVE OFFICERS

The executive officers of the Company and their ages at September 9, 2021 are as follows:

Name	Age	Position
Bryan J. Merryman	61	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director
Gregory L. Pope	55	Senior Vice President – Franchise Development
Edward L. Dudley	57	Senior Vice President – Sales and Marketing
Donna L. Coupe	56	Vice President – Franchise Support and Training
Ryan R. McGrath	47	Vice President – Information Technology

Please see “Proposal 1 — Election of Directors—Director Nominees” above for information regarding Mr. Merryman.

Gregory L. Pope. Mr. Pope has served as Senior Vice President – Franchise Development since May 2004. Since joining the Company in October 1990, he has served in various positions, including store manager, new store opener and franchise field consultant. In March 1996, he became Director of Franchise Development and Support. In June 2001, he became Vice President of Franchise Development, a position he held until he was promoted to his present position.

Edward L. Dudley. Mr. Dudley has served as Senior Vice President – Sales and Marketing since June 2001. Previously, he served as Vice President of Sales and Marketing from January 1997 to June 2001. Prior to joining the Company, Mr. Dudley spent 10 years with Baxter Healthcare Corporation, a medical devices and services company, where he served in a number of senior marketing and sales management capacities, including most recently that of Director, Distribution Services from March 1996 to January 1997.

Donna L. Coupe. Ms. Coupe has served as Vice President – Franchise Support and Training since June 2008. From 1992 to 1997, she managed franchised Rocky Mountain Chocolate Factory stores in Northern California for absentee owners. Since joining the Company in October 1997, she has served in various positions including Field Consultant, Regional Manager and Director of Franchise Support.

Ryan R. McGrath. Mr. McGrath has served as Vice President – Information Technology since August 2017. Since joining the Company in October 2009, he has served in various positions, including Systems Analyst and Director of Information Technology. Prior to joining the Company, he held various operating and information technology roles, including work for Sports Express, a travel logistics company, where he focused on software, database and application development.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Bryan J. Merryman (1)	2021	355,000	-0-	4,275	359,275
President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2020	355,000	1,082,850	4,200	1,442,050

Edward L. Dudley	2021	225,000	-0-	3,375	228,375
Senior Vice President – Sales and Marketing	2020	225,000	236,250	3,375	464,625

Gregory L. Pope	2021	225,000	-0-	1,688	226,688
Senior Vice President – Franchise Development	2020	225,000	236,250	1,688	463,188

(1)

Represents the grant date fair value for restricted stock unit awards granted during fiscal year 2021, computed in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended February 29, 2020.

(2)	Represents 401(k) plan matching contributions during each fiscal year.

Narrative Discussion of Summary Compensation Table

Salary, Bonus and Stock Awards. Base salary and cash bonuses for our named executive officers are reviewed on an annual basis by the Compensation Committee in conjunction with performance and upon the recommendations of our Chief Executive Officer. Our Chief Executive Officer is not present during voting or deliberation on his own compensation. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on the Company’s overall performance and a subjective review of each named executive officer’s performance. For fiscal year 2021 in light of the Company’s performance, including the impact of the COVID-19 pandemic on the operations and financial results of the Company, and in the interest of the Company and our stockholders, our Chief Executive Officer did not recommend that the Compensation Committee award base salary adjustments or cash bonuses for the named executive officers for fiscal year 2021. The Compensation Committee did not award any salary adjustments or bonus payments in fiscal year 2021.

Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in Company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Our named executive officers also receive matching contributions from the Company under our 401(k) plan at a rate of 25% up to 1.5% of base salary (subject to certain limitations), which is the same benefit available to all salaried employees.

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Outstanding Equity Awards at Fiscal Year‑End Table

The following table provides information regarding the number and estimated value of unvested stock awards held by each of the Company’s named executive officers at 2021 fiscal year-end. There were no outstanding stock options for any of our named executive officers at the end of fiscal year 2021.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Bryan J. Merryman	3/1/2019	83,333	(1)	440,832
Edward L. Dudley	3/1/2019	20,833	(1)	110,207
Gregory L. Pope	3/1/2019	20,833	(1)	110,207

(1)	Represents restricted stock units (“RSUs”) that vest in six equal annual installments beginning on the first anniversary of the grant date.

(2)	Based on a price of $5.29 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 26, 2021, the last trading day of fiscal year 2021.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.

Employment Agreements. We have entered into employment agreements with certain of our executives which contain, among other things, "change in control" severance provisions. Specifically, we have entered into employment agreements with Messrs. Merryman and Dudley. The agreements with each of Messrs. Merryman and Dudley provide for "at will" employment, which means we or the executive can terminate his employment at any time, with or without “cause” (as defined therein). The employment agreements generally provide that, if we terminate the executive's employment under circumstances constituting a "triggering termination," the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive's annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive's annual salary. The executive will also receive an additional payment of $18,000, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.

A “change in control,” as used in these employment agreements, generally means a change in the control of us following (1) an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, without the approval of two-thirds of the Board prior to its occurrence or within 60 days thereafter, (2) a person (an “Acquiring Person”) acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the approval of two-thirds of the Board prior to its occurrence or within 60 days thereafter, (3) a merger, consolidation, sale of assets or other reorganization, or a proxy contest in which our Board prior to the transaction constitutes less than a majority of our Board after the transaction or (4) the members of our Board during any consecutive two-year period who at the beginning of such period constituted the Board cease to be the majority of the Board at the conclusion of that period. In addition to the foregoing, a change in control shall be deemed to have occurred if, after the occurrence of the event described in clause (2) above that has been approved by a two-thirds vote of the Board, the Acquiring Person shall have become the beneficial owner, directly or indirectly, of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities (a “Subsequent Share Acquisition”) without the approval prior thereto or within 60 days thereafter of at least two-thirds of the members of the Board who were in office immediately prior to such Subsequent Share Acquisition and were not appointed, nominated or recommended by, and do not otherwise represent the interests of, the Acquiring Person on the Board. Each subsequent acquisition by an Acquiring Person of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities shall also constitute a Subsequent Share Acquisition (and a change in control unless approved as contemplated by the preceding sentence) if the approvals contemplated above were given with respect to the initial Share Acquisition and all prior Subsequent Share Acquisitions by such Acquiring Person. A “triggering termination” generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive’s employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to us.

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2007 Equity Compensation Plan. Our 2007 Equity Incentive Plan provides that in the event of a Company transaction in which all of the named executive officer’s unvested option awards or RSUs are not converted, assumed or replaced by the successor company, such options or RSUs will immediately vest and become exercisable and payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested option awards and RSUs will immediately vest and become exercisable and payable.

Assuming the applicable triggering event took place on February 28, 2021, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control. As of February 28, 2021, no stock option awards for our named executive officers were outstanding.

Name	Change in Control Severance Payment ($)(1)	Payment for Continuing Insurance Coverage ($)	RSU Acceleration ($) (2)	Total ($)
Bryan J. Merryman	1,326,813	18,000	440,832	1,785,645
Edward L. Dudley	840,938	18,000	110,207	969,145
Gregory L. Pope	—	—	110,207	110,207

(1)	These amounts are based on 2.99 times 125% of each executive’s base salary in place during fiscal year 2021.

(2)	Based on a price of $5.29 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 26, 2021, the last trading day of fiscal year 2021.

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DIRECTOR COMPENSATION

Director Compensation

Non-employee directors are generally compensated with a combination of cash retainers for serving on committees of the Board and annual equity grants. Our director compensation policy for fiscal year 2021 provided for the following compensation to our non-employee directors:

Cash Retainer. Non-employee directors receive cash retainers for their service on the committees of the Board and on the Board. Each non-employee director is paid $3,125 quarterly. Members of our Compensation Committee are paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly. Audit Committee members are paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly. Additionally, Audit Committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an Audit Committee member attending all of the Audit Committee meetings for any fiscal year receives a $1,000 bonus for that year. Directors may elect to receive stock in lieu of cash compensation. In fiscal year 2021, no directors elected to receive a portion of their cash compensation in the form of equity. Directors do not receive additional compensation for service on the Special Committee.

Equity Awards. Non-employee directors generally receive annual equity awards under our 2007 Equity Incentive Plan at the discretion of the Compensation Committee. Each non-employee director is typically granted 2,000 shares of common stock and an additional 500 shares of common stock are granted to the chairman of each of the Audit Committee and the Compensation Committee. However, no equity awards were granted to our non-employee directors in fiscal year 2021 due to a limited number of shares being available for issuance under our 2007 Equity Incentive Plan. Any cash payment in lieu of an equity award is paid in an amount equal to the potential grant date fair value of the equity award.

The following table summarizes the total compensation paid to each of our non-employee directors who served during fiscal year 2021. Mr. Merryman, our current President, Chief Executive Officer, Chief Financial Officer and Treasurer, does not receive any compensation for his service as a director. See “Executive Compensation” above for information regarding the compensation for Mr. Merryman.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Franklin E. Crail(2)	30,350	-0-	30,350
Brett P. Seabert	42,000	-0-	42,000
Scott G. Capdevielle(3)	41,000	-0-	41,000
Andrew T. Berger(4)	31,100	-0-	31,100
Mary K. Thompson	31,100	-0-	31,100
Tariq Farid(5)	9,375	-0-	9,375

(1)

Represents the grant date fair value for stock awards granted during fiscal year 2021 computed in accordance with the requirements of FASB ASC Topic 718. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2021.

(2)	On August 9, 2021, Mr. Crail announced his retirement from the Board and that he would not be standing for re-election as a director at the Annual Meeting.

(3)	Mr. Capdevielle served as a director until his resignation on July 26, 2021.

(4)	Mr. Berger, a current director, is the managing member of AB Value. In connection with the AB Value Nomination Notice, the Board has not re-nominated Mr. Berger to stand for re-election to the Board.

(5)	Mr. Farid served as a director until his resignation on January 13, 2021. The payments above represent payments for his service from the start of fiscal year 2021 until his resignation.

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PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Plante & Moran PLLC (“Plante Moran”) as the independent registered public accounting firm for the fiscal year ending February 28, 2022. Plante Moran has served as our independent public accounting firm since 2004.

Although we are not required to seek stockholder ratification of this appointment, each of the Board and the Audit Committee believes it to be sound corporate governance to do so. If the appointment of Plante Moran as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. It is expected that representatives of Plante Moran will be present at the Annual Meeting, and the representatives of Plante Moran will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

Independent Registered Public Accounting Firm Fees

Fees billed by Plante Moran in fiscal years 2021 and 2020 were as follows:

	2021	2020
Audit fees	$161,300	$132,178
Audit-related fees(1)	$16,500	$15,750
Tax fees(2)	$49,475	$41,600
All other fees	—	—
Total	$227,275	$189,528

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of generally accepted accounting principles to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services and fees in fiscal years 2021 and 2020.

BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending February 28, 2022.

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AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB or that the Company's independent registered public accounting firm is in fact “independent.”

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 28, 2021 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure and letter required by applicable requirements of the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended February 28, 2021 filed with the SEC.

Submitted by the Audit Committee,

Brett P. Seabert (Chairperson)

Andrew T. Berger

Mary K. Thompson

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 31

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes.

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2021. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR” the advisory vote to approve the compensation of our named executive officers.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of August 12, 2021, with respect to the shares of our common stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) by each director, (iii) each named executive officer set forth in the Summary Compensation Table above and (iv) by all of our directors and executive officers as a group. As of August 12, 2021, 6,124,288 shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of August 12, 2021 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of August 12, 2021 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
Affiliates of AB Value Management LLC	767,189	(1)(6)	12.5%
FMR LLC	504,970	(2)	8.2%
Global Value Investment Corp	496,096	(3)(5)	8.1%
Renaissance Technologies LLC	486,617	(4)	7.9%

Directors, Director Nominees and Named Executive Officers:
Rahul Mewawalla	2,000		*
Bryan J. Merryman	84,793		1.4%
Gabriel Arreaga	–		*
Elisabeth B. Charles	–		*
Franklin E. Crail	456,753		7.5%
Jeffrey R. Geygan	496,096	(5)	8.1%
Brett P. Seabert	4,131		*
Mary K. Thompson	2,000	(1)	*
Andrew T. Berger	767,189	(1)(6)	12.5%
Edward L. Dudley	45,396		*
Gregory L. Pope	68,290		1.1%
All current executive officers and directors as a group (12 persons)	1,451,622	(1)(3)(5)(6)(7)	23.7%

* Less than 1%

(1)

Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on August 27, 2021 (the “AB Value Schedule 13D”). On August 17, 2021, AB Value Partners, AB Value, Bradley L. Radoff (“Mr. Radoff”), Andrew T. Berger (“Mr. Berger”), Mary K. Thompson (“Ms. Thompson”), Mark Riegel (“Mr. Riegel”), Sandra E. Taylor (“Ms. Taylor”) and Rhonda J. Parish (“Ms. Parish,” and, together with Messrs. Berger and Riegel and Mses. Thompson and Taylor, the “AB Value Nominees” and, the AB Value Nominees, together with AB Value Partners, AB Value and Mr. Radoff, the “AB Value Reporting Persons”) filed a Schedule 13D/A with the SEC, which indicated, among other things, that on August 15, 2021, the AB Value Reporting Persons entered into the AB Value / Radoff Joint Filing and Solicitation Agreement, and that the AB Value Reporting Persons had formed a group in accordance with Rule 13d-1(k)(1)(iii) under the Exchange Act. According to the AB Value Schedule 13D, (i) AB Value Partners had shared voting and dispositive power over, and total beneficial ownership regarding, 224,855 shares of common stock; (ii) AB Value had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (iii) Mr. Radoff had shared voting and dispositive power over, and total beneficial ownership regarding, 305,000 shares of common stock; (iv) Mr. Berger had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (v) Ms. Thompson had shared voting and dispositive power over, and total beneficial ownership regarding, 2,000 shares of common stock; (vi) Mr. Riegel had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock; (vii) Ms. Taylor had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock; and (viii) Ms. Parish had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock. Subsequent to August 12, 2021, Mr. Radoff acquired an additional 61,889 shares of common stock. The address of each of AB Value Partners, AB Value and Mr. Berger is 208 Lenox Avenue, #409, Westfield, New Jersey 07090. The address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The address of Ms. Thompson is 1010 N. University Parks Drive, Waco, Texas 76707. The address of Mr. Riegel is 11709 Roe Avenue, Suite D239, Leawood, Kansas 66211. The address of Ms. Taylor is 1909 Waterfront Place, #201, Pittsburgh, Pennsylvania 15222. The address of Ms. Parish is c/o AB Value, 208 Lenox Avenue, #409, Westfield, New Jersey 07090.

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(2)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 8, 2021. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Based on the information contained in a filing on Schedule 13D/A filed with the SEC on August 16, 2021. The address of Global Value Investment Corp. is 1433 N. Water Street, Suite 549, Milwaukee, Wisconsin 53202.

(4)

Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 11, 2021. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(5)

Mr. Geygan, as chief executive officer and principal of Global Value Investment Corp., may be deemed to beneficially own an aggregate 486,096 shares of common stock through Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3. Mr. Geygan also owns 10,000 shares directly through a revocable trust.

(6)	Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own the shares set forth in the Schedule 13D/A filed with the SEC on August 17, 2021. See footnote 1.

(7)	Includes 95,996 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(k) Plan as of August 12, 2021.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 34

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

We had no transactions with related persons during fiscal year 2021 which are required to be disclosed pursuant to SEC rules.

The following is a description of transactions entered into, or in effect, after March 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

GVIC Cooperation Agreement

On August 12, 2021 (the “GVIC Effective Date”), we entered into a cooperation agreement (the “GVIC Cooperation Agreement”) with GVIC pertaining to, among other things, the appointment of one director to the Board. Pursuant to the GVIC Cooperation Agreement, subject to certain conditions, GVIC agreed to customary standstill and voting provisions. The GVIC Cooperation Agreement was approved by the Special Committee.

Pursuant to the GVIC Cooperation Agreement, on the GVIC Effective Date, the Board appointed Jeffrey R. Geygan to serve as a member of the Board with a term expiring at the Annual Meeting.

As soon as reasonably practicable, but in no event later than the filing of the definitive proxy statement with the SEC for the Annual Meeting, the Special Committee agreed to cause the Company to nominate and begin efforts to accommodate the successful election of Mr. Geygan as a director of the Company at the Annual Meeting, with a term expiring at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company agreed to use the same solicitation efforts on behalf of Mr. Geygan as for all other nominees at the Annual Meeting. In addition, subject to certain conditions and requirements described in the GVIC Cooperation Agreement, GVIC will have certain replacement rights in the event that Mr. Geygan is unable to serve as a director during the GVIC Standstill Period (as defined below).

The Company and GVIC agreed to a “GVIC Standstill Period” commencing on the GVIC Effective Date and ending on the date that is the earliest of (i) the failure of the Company to appoint Mr. Geygan to the Board within five business days of the GVIC Effective Date, (ii) the date that is 20 days prior to the beginning of the Company’s advance notice period for the nomination of directors at the 2022 Annual Meeting, and (iii) a material breach by the Company of its obligations under the GVIC Cooperation Agreement which (if capable of being cured) is not cured within 15 days after receipt by the Company of written notice from GVIC specifying the material breach.

The Company and GVIC further agreed to customary mutual non-disparagement provisions during the GVIC Standstill Period.

The GVIC Cooperation Agreement will remain in effect until the date that is earliest of (i) the failure of the Company to appoint Mr. Geygan to the Board within five business days of the GVIC Effective Date, (ii) the date that is 20 days prior to the beginning of the Company’s advance notice period for the nomination of directors at the 2022 Annual Meeting, and (iii) a material breach by either party thereto of its obligations under the GVIC Cooperation Agreement which (if capable of being cured) is not cured within 15 days after receipt by such breaching party of written notice from the other party specifying the material breach.

Other elements of the GVIC Cooperation Agreement include, among others:

●

GVIC’s agreement, prior to the 2021 Annual Meeting, not to sell, dispose of or otherwise encumber any shares of the Company’s common stock that it beneficially owns (or are beneficially owned by any of its affiliates or associates), or otherwise encumber or restrict GVIC’s ability to vote such shares;

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 35

●

GVIC’s agreement to vote its shares of the Company’s common stock as recommended by the Board on any matter to be voted on at any meetings of stockholders during the GVIC Standstill Period, including with respect to the election of directors;

●

the Company’s agreement, led and directed by the Special Committee, to continue its efforts through an independent search firm (the “Director Search Firm”) to identity and appoint and/or nominate two additional new, independent directors to the Board (other than Mr. Geygan) (the “New Directors”), with such New Directors to be nominated for election as directors at 2021 Annual Meeting;

●

the Company’s agreement (acting through the Special Committee) to instruct the Director Search Firm to include in the candidate pool being considered by the Director Search Firm (A) any candidates nominated by GVIC (other than Mr. Geygan) or (B) suggested or nominated by other stockholders of the Company;

●

the Company’s agreement to, as soon as reasonably practicable, hire an independent search firm to identify a new President and Chief Executive Officer of the Company (the “Replacement CEO”) to replace Bryan Merryman, the Company’s current President and Chief Executive Officer, provided, that such search firm for the Replacement CEO search is not required to be the same firm as the Director Search Firm; and

●

that from the GVIC Effective Date until the Annual Meeting, the Special Committee will keep Mr. Geygan informed and up-to-date on the search for the New Directors and seek Mr. Geygan’s input in connection therewith.

During the term of the GVIC Cooperation Agreement, GVIC agreed, subject to certain exceptions, to comply with certain customary standstill provisions, including, among other things:

●

not to, among other things, (i) make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 under the Exchange Act), or consents to vote or advise, (ii) encourage or influence any third party with respect to the voting of any shares of Voting Securities (as defined in the GVIC Cooperation Agreement) for the election of individuals to the Board or to approve stockholder proposals, (iii) become a “participant” in any contested “solicitation” for the election of directors with respect to the Company (as such terms are defined in the Exchange Act), or (iv) make or be the proponent of any stockholder proposal;

●	not form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act);

●	not own 12.5% or more of the Common Stock (as defined in the GVIC Cooperation Agreement) outstanding at such time;

●

not effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, sale of all or substantially all assets or sale, spinoff, split off, or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures;

●

not take any public action, or private action involving any third party, in support of or make any public proposal, or private proposal involving any third party, or public request, or private request involving any third party, regarding certain actions related to the Company, subject to certain exceptions;

●

not make any public disclosure, announcement or statement regarding any intent, purpose, arrangement, plan or proposal with respect to the Board, the Company, its management, policies or affairs, any of its securities or assets or the GVIC Cooperation Agreement that is inconsistent with the GVIC Cooperation Agreement; or

●	not take any action which could cause or require the Company to make a public announcement regarding any of the foregoing, publicly seek or request permission to do any of the foregoing.

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Strategic Alliance with Edible Arrangements

On December 23, 2019, the Company announced that it had entered into the Strategic Alliance (the “Strategic Alliance”) with Edible Arrangements, pursuant to which, among other things, the Company became the exclusive provider of certain branded chocolate products to Edible Arrangements, LLC (“Edible Arrangements”), its affiliates and its franchisees. In connection with the Strategic Alliance, the Company entered into a strategic alliance agreement, an exclusive supplier operating agreement and a warrant agreement with Edible Arrangements and Farids & Co. LLC (“Farids”), as described further below. A former member of our Board, Tariq Farid, is the founder of each of Edible Arrangements and Farids, and is also the current Chief Executive Officer of each of Edible Arrangements and Farids. On January 13, 2021, Mr. Farid resigned from the Board. Mr. Farid’s resignation was not related to the Strategic Alliance. During fiscal year 2022, certain disagreements arose between the Company and Edible Arrangements related to the Strategic Alliance and the ECommerce Licensing Agreement (as defined herein) resulting in continuing discussions, the result of which are not currently determinable.

Exclusive Supplier Agreement

On December 20, 2019, the Company entered into an Exclusive Supplier Operating Agreement (the “Exclusive Supplier Agreement”) with Edible Arrangements, pursuant to which the Company will be Edible Arrangements’ exclusive supplier for chocolates, candies and/or other confectionery products. In addition, the Company granted to Edible Arrangements a non-exclusive, worldwide right to market, offer for sale, sell and distribute such products, including through (i) retail stores and (ii) on-line distribution channels such as internet websites and applications for personal computing devices, as an authorized and independent distributor of such products.

The Exclusive Supplier Agreement has an initial term of five years (the “Initial Term”). After the Initial Term, the Exclusive Supplier Operating Agreement will automatically renew for an additional term of three years, unless either party gives the other at least 24 months’ written notice of non-renewal prior to the end of the Initial Term. Thereafter, the Exclusive Supplier Agreement will continue until either party gives the other at least 24 months’ written notice of termination. Notwithstanding the foregoing, following any change of control of the Company, neither party will issue a notice of non-renewal within four additional years following such change of control.

Strategic Alliance Agreement

On December 20, 2019, the Company entered into a Strategic Alliance Agreement (the “Strategic Alliance Agreement”) with Edible Arrangements and Farids, pursuant to which, among other things, the Company agreed to issue and sell 126,839 shares (the “Purchased Shares”) of the Company’s common stock to Farids at a price of $7.884 per share. On April 20, 2020, Farids notified the Company that Farids would not be purchasing the Purchased Shares as the Company was unable to make the representation set forth in Section 3.1(g) of the Strategic Alliance Agreement, which was a condition to the issuance and sale of the Purchased Shares. The impact of the COVID-19 pandemic and the resulting governmental shelter-in-place orders and economic shutdown created a material adverse change in the financial condition and business of the Company since the date of its most recent financial statements included in its SEC reports (as defined in the Strategic Alliance Agreement).

Under the Strategic Alliance Agreement, the Company agreed to nominate Tariq Farid for election to the Board at the Prior Meeting (as defined herein). In addition, only at such time that Edible Arrangements owns more than 5% of the outstanding common stock of the Company, Edible Arrangements will have the right to nominate Tariq Farid, or in the event of Mr. Farid’s death or permanent disability, another individual that is reasonably acceptable to the Company, as a director of the Company (the “Springing Nomination Right”). The Springing Nomination Right will terminate at such time that Edible Arrangements owns less than 5% of the outstanding common stock of the Company and if Edible Arrangements does not achieve certain revenue thresholds.

Warrant

In consideration of Edible Arrangements entering into the Exclusive Supplier Agreement and the performance of its obligations therein, on December 20, 2019, the Company issued Edible Arrangements a warrant (the “Warrant”) to purchase up to 960,677 shares of common stock (the “Warrant Shares”) at an exercise price of $8.76 per share, which represented the 20-day volume-weighted average price of the Company’s common stock on the Nasdaq Global Market as of December 19, 2019. The Warrant Shares vest in annual tranches in varying amounts following each contract year under the Exclusive Supplier Agreement, subject to, and only upon, Edible Arrangements’ achievement of certain revenue thresholds on an annual or cumulative five-year basis in connection with its performance under the Exclusive Supplier Agreement. The Warrant expires six months after the final and conclusive determination of revenue thresholds for the fifth contract year and the cumulative revenue determination in accordance with the terms of the Warrant. The vesting of the Warrant Shares will accelerate under certain circumstances upon a change of control of the Company.

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Ecommerce Licensing Agreement

In furtherance of the Strategic Alliance and the Exclusive Supplier Agreement, on March 17, 2020, the Company entered into an ECommerce Licensing Agreement (the “ECommerce Licensing Agreement”) with Edible Arrangements, pursuant to which the Company granted to Edible Arrangements, subject to certain exceptions, the exclusive right to sell all chocolates, candies and other confectionery products produced by Company or its franchisees through Edible Arrangements’ website. Under the ECommerce Licensing Agreement, subject to certain exceptions, the Company’s website will also redirect consumers looking to purchase the products covered by the ECommerce Licensing Agreement to Edible Arrangements’ website, where consumers can then purchase the products. The license granted by the Company to Edible Arrangements does not apply to online sales to certain of the Company’s existing customers.

The ECommerce Licensing Agreement has no fixed term and will continue until it is terminated in accordance with the provisions set forth in the ECommerce Licensing Agreement. Each party may terminate the ECommerce Licensing Agreement, upon written notice to the other party, if (i) the other party materially breaches its obligations under the ECommerce Licensing Agreement and fails to cure such breach within 30 days and (ii) such breach materially and adversely affect the business, operations or financial condition of the non-breaching party. The Company may terminate the ECommerce Licensing Agreement upon written notice to Edible Arrangements, subject to certain exceptions, RMCF Marketplace (as defined in the ECommerce Licensing Agreement) is inoperable or otherwise inaccessible by customers for two days greater than such period for Edible Arrangements’ marketplace. If the Exclusive Supplier Agreement expires or is terminated in accordance with its terms, the Company may terminate the ECommerce Licensing Agreement effective upon its payment to Edible Arrangements of the Termination Payment (as defined in the ECommerce Licensing Agreement). The Company is also required to provide Edible Arrangements with at least 30 days written notice prior to consummating a Change of Control (as defined in the ECommerce Licensing Agreement) of the Company (a “Change of Control Notice”). The Change of Control Notice will indicate whether the acquiror wishes to terminate the ECommerce Licensing Agreement and, if the acquiror does wish to terminate the ECommerce Licensing Agreement, then the ECommerce Licensing Agreement will terminate upon consummation of such Change of Control, effective upon its payment to Edible Arrangements of the Termination Payment.

Indemnification Letter Agreement

As an inducement to enter into the ECommerce Licensing Agreement, on March 17, 2020, the Company and Edible Arrangements entered into an Indemnification Letter Agreement, pursuant to which the Company agreed to indemnify Edible Arrangements for liability arising from all chocolates, candies and other confectionery products produced by the Company in a Company factory that bear the Rocky Mountain Chocolate Factory brand, but excludes all chocolates, candies and other confectionery products produced by a Company franchisee whether or not such products bear the Rocky Mountain Chocolate Factory brand.

AB Value Cooperation Agreement

On December 3, 2019 (the “AB Value Effective Date”), we entered into the Cooperation Agreement with AB Value (the “AB Value Cooperation Agreement”), pertaining to, among other things, the nomination and election of two directors to the Board. Pursuant to the AB Value Cooperation Agreement, subject to conditions, AB Value agreed to customary standstill and voting provisions.

Pursuant to the AB Value Cooperation Agreement, we agreed to take appropriate action to nominate Andrew T. Berger and Mary K. Thompson (each, an “AB Value Director” and together, the “AB Value Directors”) for election to the Board at 2020 Annual Meeting of Stockholders held on January 9, 2020 (the “Prior Meeting”). The AB Value Directors also had certain Board observer and information rights with respect to the Board, its committees and the Company, as set forth in the AB Value Cooperation Agreement.

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The Company and AB Value agreed to an “AB Value Standstill Period” commencing on the AB Value Effective Date, which ended on the date that was 15 days prior to the beginning of our advance notice period for the nomination of directors at the Annual Meeting. The AB Value Cooperation Agreement also terminated on that date.

The Company and AB Value further agreed to customary mutual non-disparagement provisions during the AB Value Standstill Period.

Pursuant to the terms of the AB Value Cooperation Agreement, the AB Value Cooperation Agreement is no longer in effect.

Other elements of the AB Value Cooperation Agreement included, among others:

●

AB Value’s agreement, subject to certain exceptions, including exceptions related to extraordinary transactions and adverse proxy advisor recommendations, to vote its shares of common stock as recommended by the Board on any matter to be voted on at any meetings of stockholders during the AB Value Standstill Period, including with respect to the election of directors;

●

agreement to take the necessary steps to appoint (i) each AB Value Director to the Audit Committee and (ii) Ms. Thompson to the Nominating Committee, in each case, subject to their qualifications to serve on such committees under Nasdaq listing standards and the applicable SEC rules and regulations, and the AB Value Directors would serve on such respective Board committees, and any related or created subcommittees, for so long as the AB Value Directors serve as directors of the Board;

●

if, during the AB Value Standstill Period, the Board established any new committee, then each of the AB Value Directors would have been appointed to any such new committee and any related subcommittee and serve on any such new committee, so long as the AB Value Directors served as directors of the Board;

●

following the Prior Meeting, each AB Value Director had observer rights for each of the Board committee meetings on which he or she did not serve for a period of one year, and such observer rights included general access to the materials provided to and for the committees and the ability to fully cooperate in committee discussions; and

●	the Company’s agreement not to increase the size of the Board to more than seven directors from the AB Value Effective Date until the end of the AB Value Standstill Period.

During the term of the AB Value Cooperation Agreement, AB Value agreed, subject to certain exceptions, to comply with certain customary standstill provisions, including, among other things:

●

not to, among other things, (i) make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 under the Exchange Act, or consents to vote or advise, (ii) encourage or influence any third party with respect to the voting of any shares of Voting Securities (as defined in the AB Value Cooperation Agreement) for the election of individuals to the Board or to approve stockholder proposals, (iii) become a “participant” in any contested “solicitation” for the election of directors with respect to the Company (as such terms are defined in the Exchange Act), or (iv) make or be the proponent of any stockholder proposal;

●	form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act);

●	at no time beneficially own 12.5% or more of the Common Stock (as defined in the AB Value Cooperation Agreement) outstanding at such time;

●

effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, sale of all or substantially all assets or sale, spinoff, split off, or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures;

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 39

●

take any public action, or private action involving any third party, in support of or make any public proposal, or private proposal involving any third party, or public request, or private request involving any third party, regarding certain actions related to the Company, subject to certain exceptions;

●

make any public disclosure, announcement or statement regarding any intent, purpose, arrangement, plan or proposal with respect to the Board, the Company, its management, policies or affairs, any of its securities or assets or the AB Value Cooperation Agreement that is inconsistent with the AB Value Cooperation Agreement; or

●	take any action which could cause or require the Company to make a public announcement regarding any of the foregoing, publicly seek or request permission to do any of the foregoing.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as descried above, there were no related person transactions in fiscal year 2021.

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OTHER INFORMATION

Deadlines for Submitting Stockholder Proposals and Director Nominations

Any proposal that a stockholder wishes to have considered for inclusion in our 2022 proxy materials pursuant to SEC Rule 14a-8 must be received by us at the address below on or before May 12, 2022, unless the date of our next annual meeting of stockholders is more than 30 days before or after October 6, 2022, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in our proxy statement for the next annual meeting of stockholders through our proxy access bylaw provision, we must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the anniversary date that the definitive proxy statement was first released to stockholders in connection with the Annual Meeting, or between April 12, 2022 and May 12, 2022. In the event that the next annual meeting of stockholders is more than 30 days before or after October 6, 2022, the notice must be delivered no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made. In addition, the nomination must otherwise comply with the requirements in our bylaws. The requirements of such notice can be found in our bylaws, a copy of which is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2022 annual meeting of stockholders, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be delivered to and received by our Secretary at our principal executive offices not less than 45 days or more than 75 days prior to the one-year anniversary of the date we first mailed our proxy materials or Notice of Internet Availability of Proxy Materials (whichever is earlier) for the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal must be received between June 26, 2022 and the close of business on July 26, 2022. However, subject to the last sentence of this paragraph, in the event that the next annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after October 6, 2022, notice by the stockholder to be timely must be received not later than the close of business on the later of the (i) 90th day prior to such annual meeting or (ii) 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made. In no event shall an adjournment or postponement of the 2022 annual meeting of stockholders for which notice has been given, commence a new time period for the giving of a stockholder’s notice.

All stockholder director nominations and proposals must comply with the procedures outlined in our bylaws and in SEC regulations regarding the inclusion of stockholder director nominations and proposals in company-sponsored proxy materials. Stockholder director nominations and proposals must be submitted in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. A copy of our bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

2021 Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2021, filed with the SEC on June 1, 2021, as amended by our Annual Report on Form 10-K/A for the fiscal year ended February 28, 2021, filed with the SEC on June 28, 2021, is being made available to stockholders along with this proxy statement at www.proxy-direct.com/rmc-32298. The Annual Report on Form 10-K, as amended, includes our audited financial statements and the financial statement schedule. Stockholders may request to receive an additional copy of our Annual Report on Form 10-K, as amended, including our audited financial statements and the financial statement schedule, at no charge by writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

Householding

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our common stock may only be sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials were delivered. If you wish to receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, please contact our Secretary in writing, at 265 Turner Drive, Durango, Colorado 81303, or by telephone at (970) 259-0554.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 41

Other Matters at the Annual Meeting

As of the date of this proxy statement, we know of no matters not described herein to be brought before the stockholders at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company and its stockholders.

By Order of the Board of Directors,

/s/ Rahul Mewawalla

Rahul Mewawalla
Chairperson of the Board

September 9, 2021

IT IS VERY IMPORTANT THAT YOU SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. YOU ARE URGED TO PROMPTLY VOTE YOUR SHARES AS DIRECTED IN THE WHITE PROXY CARD AS SOON AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.Appendix A

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE 42

Appendix A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following tables (“Current Directors and Director Nominees” and “Officers and Employees”) set forth the name and business address of our current directors and director nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Current Directors and Director Nominees

The principal occupations of our current directors and director nominees are set forth under “Proposal 1 — Election of Directors,” other than with respect to Andrew T. Berger, for whom such information is set forth below. The names of our directors and nominees, and their business addresses, are set forth below.

Name	Business Address
Rahul Mewawalla	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Bryan J. Merryman	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Gabriel Arreaga	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Elisabeth B. Charles	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Franklin E. Crail(1)	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Jeffrey R. Geygan	c/o Global Value Investment Corp., 1433 N. Water Street, Suite 549, Milwaukee, Wisconsin 53202
Brett P. Seabert	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Mary K. Thompson	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Andrew T. Berger(2)	c/o AB Value Management LLC, 208 Lenox Avenue, #409, Westfield, New Jersey 07090

(1)	On August 9, 2021, Mr. Crail announced his retirement from the Board and that he would not be standing for re-election as a director at the Annual Meeting.

(2)

Mr. Berger, a current director, is the managing member of AB Value. In connection with the AB Value Nomination Notice, the Board has not re-nominated Mr. Berger to stand for re-election to the Board. Since 2011, Mr. Berger has been the Managing Member of AB Value.

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position(s) with the Company, and the business address for each person is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name	Position
Bryan J. Merryman	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director
Gregory L. Pope	Senior Vice President – Franchise Development
Edward L. Dudley	Senior Vice President - Sales and Marketing
Donna L. Coupe	Vice President - Franchise Support and Training
Ryan R. McGrath	Vice President - Information Technology

Information Regarding Ownership of Company Securities by Participants

The number of shares of common stock beneficially owned by our directors and named executive officers as of August 12, 2021, is set forth under “Security Ownership of Certain Beneficial Owners and Management.” The following table sets forth the number of shares beneficially owned as of August 12, 2021, by each other executive officer who is a “participant” in our solicitation of proxies.

As of August 12, 2021, 6,124,288 shares of our common stock were outstanding.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE A-1

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of August 12, 2021 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of August 12, 2021 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Donna L. Coupe	13,605	(1)	*
Ryan R. McGrath	7,464		*

* Less than 1%

(1)	Includes 3,138 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(k) Plan.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE A-2

Information Regarding Transactions in Company Securities by Participants

The following table sets forth information regarding purchases and sales of Company securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Shares	Transaction Type
Rahul Mewawalla	6/18/2021	2,000	Award of common stock
Bryan J. Merryman	1/8/2020	2,668	Purchase of common stock
	2/17/2020	15,000	Award of common stock
	2/17/2020	6,208	Disposition for withholding of common stock to fund income taxes due upon the award of common stock
Gabriel Arreaga	—	—	—
Elisabeth B. Charles	—	—	—
Franklin E. Crail	12/17/2019	7,000	Gift of common stock
	1/23/2020	4,091	Open market sale of common stock
	1/24/2020	106	Open market sale of common stock
	1/29/2020	6,709	Open market sale of common stock
	1/30/2020	46	Open market sale of common stock
	2/5/2020	17,312	Open market sale of common stock
	2/6/2020	1,736	Open market sale of common stock
Jeffrey R. Geygan(1)	3/29/2021	1,000	Open market purchase of common stock
	4/14/2021	14,528	Open market purchase of common stock
	4/15/2021	8,302	Open market purchase of common stock
	4/16/2021	15,000	Open market purchase of common stock
	4/19/2021	15,000	Open market purchase of common stock
	4/20/2021	15,000	Open market purchase of common stock
	4/21/2021	8,302	Open market purchase of common stock
	4/22/2021	19,236	Open market purchase of common stock
	4/23/2021	5,606	Open market purchase of common stock
	4/26/2021	7,332	Open market purchase of common stock
	4/27/2021	6,320	Open market purchase of common stock
	4/28/2021	6,918	Open market purchase of common stock
	4/29/2021	7,018	Open market purchase of common stock
	4/30/2021	11,327	Open market purchase of common stock
	5/4/2021	3,812	Open market purchase of common stock
	5/5/2021	13,149	Open market purchase of common stock
	5/6/2021	10,447	Open market purchase of common stock
	5/7/2021	3,723	Open market purchase of common stock
	5/10/2021	600	Open market purchase of common stock
	5/11/2021	7,154	Open market purchase of common stock
	5/12/2021	20,769	Open market purchase of common stock
	5/13/2021	10,578	Open market purchase of common stock
	5/14/2021	5,073	Open market purchase of common stock
	5/18/2021	4,400	Open market purchase of common stock
	5/25/2021	1,100	Open market purchase of common stock
	5/26/2021	2,263	Open market purchase of common stock
	6/1/2021	6,561	Open market purchase of common stock
	6/2/2021	47,319	Open market purchase of common stock
	6/3/2021	21,908	Open market purchase of common stock
	6/8/2021	8,226	Open market purchase of common stock
	6/22/2021	50,495	Open market purchase of common stock
	7/9/2021	710	Open market sale of common stock
	7/13/2021	45	Open market sale of common stock
	7/21/2021	25,728	Open market purchase of common stock
	7/22/2021	34,320	Open market purchase of common stock
	7/23/2021	11,210	Open market purchase of common stock
	7/26/2021	11,575	Open market purchase of common stock
	7/27/2021	3,850	Open market purchase of common stock
	7/29/2021	13,702	Open market purchase of common stock
	8/4/2021	38,000	Open market purchase of common stock
Brett P. Seabert	1/7/2020	1,631	Award of common stock
	3/2/2021	2,500	Award of common stock
Mary K. Thompson	3/2/2021	2,000	Award of common stock
Andrew T. Berger(2)	—	—	—
Gregory L. Pope	2/12/2020	1,292	Open market sale of common stock
	2/14/2020	4,208	Open market sale of common stock
Edward L. Dudley	—	—	—
Donna L. Coupe	1/15/2020	4,000	Open market sale of common stock
Ryan R. McGrath	—	—	—

____________________________

* Less than 1%

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE A-3

(1)	Mr. Geygan, as chief executive officer and a director of Global Value Investment Corp., may be deemed to beneficially own the shares of common stock beneficially owned by Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3 under “Security Ownership of Certain Beneficial Owners and Management.”

(2)

Based solely on the information contained in filings on Schedule 13D/A filed with the SEC during the applicable period. Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own the shares of common stock beneficially owned by AB Value Management LLC. See footnote 1 under “Security Ownership of Certain Beneficial Owners and Management.”

Miscellaneous Information Concerning Participants

Each of the Company’s directors and officers is entitled to indemnification under our bylaws. In addition, the Company has entered into indemnification agreements with each of its current directors and executive officers, which require the Company to indemnify such directors and executive officers, subject to certain limitations, to the fullest extent permitted by law for certain expenses and liabilities incurred in a proceeding by reason of (or arising in part out of) such directors’ or executive officers’ service to the Company. Other than as set forth in this Appendix A or elsewhere in this proxy statement:

●

none of the Participants or their respective associates or affiliates (collectively, the “Participant Affiliates”) (i) beneficially owns, directly or indirectly, any shares or other securities of the Company, (ii) owns any securities of our Company of record but not beneficially, or (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company;

●

none of the Participants nor the Participant Affiliates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director;

●

there are no contracts, arrangements or understandings between any Participant or Participant Affiliate within the past year and any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

●

none of the Participants nor the Participant Affiliates have any arrangement or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party;

●

no Participant or Participant Affiliate is either a party to any transaction or series of transactions, since the beginning of Company’s last fiscal year, or has knowledge of any currently proposed transaction, in which (i) the Company or any of its subsidiaries was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) in which any Participant, Participant Affiliate or any related person thereof had, or will have, a direct or indirect material interest; and

●	no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past 10 years.

Other than the persons described in this proxy statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Other Information

We do not know of any changes in control of the Company within the last fiscal year.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE A-4

To the Company’s knowledge, there are no material proceedings to which any director, officer, employee or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2021 PROXY STATEMENT | PAGE A-5

EVERY VOTE IS IMPORTANT

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
c/o COMPUTERSHARE
2950 Express Drive South Suite 210
Islandia, New York 11749

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
https://meetnow.global/MPZUUMY
on October 6, 2021 at 10:00 a.m. MST.
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

WHITE PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company"), hereby appoints BRYAN J. MERRYMAN and TRACY D. WOJCIK, and each of them, as Proxies for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on October 6, 2021, at 10:00 a.m. MST, as a completely virtual meeting, which will be conducted online via live webcast at **https://meetnow.global/MPZUUMY** (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted in accordance with the Board of Director's recommendations. The votes entitled to be cast by the Proxy holder(s) will be cast in the discretion of the Proxy holder(s) on any other matter that may properly come before the Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

____

____

____

RMC_32298_090821

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE WHITE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

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EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. Annual Meeting of Stockholders to Be Held on October 6, 2021. The Proxy Statement, Annual Report on Form 10-K, as amended, and WHITE Proxy Card for this meeting are available at:
https://www.proxy-direct.com/rmc-32298

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS WHITE PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A **Proposals – THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL" OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.**

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rahul Mewawalla	02. Bryan J. Merryman	03. Gabriel Arreaga	04. Elisabeth B. Charles	☐	☐	☐
05. Jeffrey R. Geygan	06. Brett P. Seabert	07. Mary K. Thompson				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided ______

Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

B **Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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